                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-12

                              The CATO Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    ------------------------------------------------------------------------

    (5) Total fee paid:

    ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    ------------------------------------------------------------------------

    (3) Filing Party:

    ------------------------------------------------------------------------

    (4) Date Filed:

    ------------------------------------------------------------------------

[LOGO] CATO
THE CATO CORPORATION




April 30, 2004



Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders to be held at the Corporate Office of the Company, 8100 Denmark Road, Charlotte, North Carolina 28273 on Thursday, May 27, 2004 at 11:00 A.M., Eastern Time.

The Notice of the Annual Meeting of Shareholders and Proxy Statement are attached. The matters to be acted upon by our shareholders are set forth in the Notice of Annual Meeting of Shareholders and discussed in the Proxy Statement.

We would appreciate your signing, dating, and returning to the Company the enclosed proxy card in the enclosed envelope at your earliest convenience.

We look forward to seeing you at our Annual Meeting.



Sincerely yours,


JOHN P. DERHAM CATO
CHAIRMAN, PRESIDENT AND
CHIEF EXECUTIVE OFFICER



8100 DENMARK ROAD
P.O. BOX 34216
CHARLOTTE, NC 28234
(704) 554-8510

                              THE CATO CORPORATION

               --------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 27, 2004

               --------------------------------------------------


TO THE SHAREHOLDERS OF
THE CATO CORPORATION


       Notice is hereby given that the Annual Meeting of Shareholders of The Cato Corporation (the "Company") will be held on Thursday, May 27, 2004 at 11:00 A.M., Eastern Time, at the Corporate Office of the Company, 8100 Denmark Road, Charlotte, North Carolina 28273, for the following purposes:

       1. To elect two Directors to serve until their successors are elected and qualified;

       2. To consider and vote upon a proposal to approve The Cato Corporation 2004 Incentive Compensation Plan;

       3. To consider and vote upon a proposal to amend the 1999 Incentive Compensation Plan;

       4. To consider and vote upon a proposal to amend the 1987 Non-Qualified Stock Option Plan;

       5. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditor for the fiscal year ending January 29, 2005; and

       6. To transact such other business as may properly come before the meeting or any adjournments thereof.

       The Board of Directors has fixed the close of business on March 29, 2004 as the record date for determination of shareholders entitled to notice of and to vote at the meeting or any adjournments thereof.


                                              By Order of the Board of Directors



                                              MICHAEL O. MOORE
Dated: April 30, 2004                         SECRETARY


--------------------------------------------------------------------------------
SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.

                              The Cato Corporation
                                8100 Denmark Road
                         Charlotte, North Carolina 28273

                               -------------------
                                 PROXY STATEMENT
                               -------------------

       This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Cato Corporation (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held on May 27, 2004, and at any adjournment or adjournments thereof. This proxy statement and the accompanying proxy card are first being mailed to shareholders on or about April 30, 2004.

       Only shareholders of record at the close of business on March 29, 2004 are entitled to notice of and to vote at the meeting. As of March 29, 2004, the Company had outstanding and entitled to vote 20,130,848 shares of Class A Common Stock ("Class A Stock") held by approximately 1,227 holders of record and 470,350 shares of Class B Common Stock ("Class B Stock") held by 4 holders of record. The Company's transfer agent estimates that there are approximately 5,028 beneficial owners in total. Holders of Class A Stock are entitled to one vote per share and holders of Class B Stock are entitled to ten votes per share. Holders of Class A Stock vote with holders of Class B Stock as a single class.

       All proxies which are properly executed and received prior to the meeting will be voted at the meeting. If a shareholder specifies how the proxy is to be voted on any of the business to come before the meeting, the proxy will be voted in accordance with such specification. If no specification is made, the proxy will be voted FOR the election as Directors of the two persons named as nominees in this Proxy Statement, FOR the approval of The Cato Corporation 2004 Incentive Compensation Plan, FOR the proposal to amend the 1999 Incentive Compensation Plan, FOR the proposal to amend the 1987 Non-Qualified Stock Option Plan, and FOR the ratification of PricewaterhouseCoopers LLP as the Company's independent auditor. A proxy may be revoked, to the extent it has not been exercised, at any time prior to its exercise by written notice to the Secretary of the Company, by executing and delivering a proxy with a later date, or by voting in person at the meeting.

       If you plan to attend and vote at the meeting and your shares are held in the name of a broker or other nominee, please bring with you a proxy or letter from the broker or nominee to confirm your ownership of shares.

       In accordance with applicable Delaware law and the Company's Bylaws, the holders of a majority of the combined voting power of Class A Stock and Class B Stock present in person or represented by proxy at the meeting will constitute a quorum. Abstentions are counted for purposes of determining the presence or absence of a quorum. With regard to the election of directors, votes may either be cast in favor of or withheld, and, assuming the presence of a quorum, directors will be elected by a plurality of the votes cast. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the election. The approval of The Cato Corporation 2004 Incentive Compensation Plan, the approval of the amendment to the 1999 Incentive Compensation Plan, the approval of the amendment to the 1987 Non-Qualified Stock Option Plan, and ratification of PricewaterhouseCoopers LLP as the Company's independent auditor requires the affirmative vote of a majority of the combined voting power of the Class A Stock and Class B Stock present in person or represented by proxy at the meeting and entitled to vote. On any proposal other than the election of directors, an abstention will have the same effect as a negative vote but, because shares held by brokers will not be considered entitled to vote on matters which the brokers withhold authority, a broker non-vote will have no effect on the vote on any such proposal.

       The Company will bear the expense of preparing, printing, and mailing the proxy statement to shareholders. The Company will reimburse brokers, dealers, banks, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding proxy solicitation materials to beneficial owners of the Company's Class A Stock and Class B Stock and securing their voting instructions. Georgeson Shareholder Communications, Inc. has assisted the Company in conducting the search for beneficial owners at a cost of approximately $975.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

       The following table sets forth, as of March 29, 2004, certain information regarding the ownership of the outstanding shares of Class A Stock and Class B Stock by (i) each director and nominee, (ii) each person who is known by the Company to own more than 5% of such stock, (iii) each executive officer listed in the Summary Compensation Table, and (iv) all directors and executive officers as a group. Unless otherwise indicated in the footnotes below, each shareholder named has sole voting and investment power with respect to such shareholder's shares.


                                                             SHARES BENEFICIALLY OWNED (1) (2)         PERCENT
                                                             ---------------------------------         OF TOTAL
                                                        CLASS A STOCK               CLASS B STOCK       VOTING
                                                     NUMBER       PERCENT        NUMBER       PERCENT    POWER
                                                     ------       -------        ------       -------    -----
John P. Derham Cato (3)                               157,524         *        1,139,350        98.9      36.3
Thomas E. Cato (4)                                     31,560         *           10,000         --         *
Michael O. Moore (5)                                   48,941         *            --            --         *
B. Allen Weinstein (6)                                 20,694         *            --            --         *
C. David Birdwell (7)                                   9,768         *            --            --         *
Robert W. Bradshaw, Jr.                                   500         *            --            --         *
George S. Currin                                       11,287         *            --            --         *
Grant L. Hamrick                                        3,000         *            --            --         *
James H. Shaw                                           5,046         *            --            --         *
A. F. (Pete) Sloan                                      7,200         *            --            --         *
All directors and executive officers as a             362,977        1.8       1,149,350        99.7      37.3
group (14 persons) (8)

Royce & Associates, LLC (9)                         2,413,100       11.9           --            --        7.6
FMR Corporation, et al (10)                         2,133,044       10.5           --            --        6.7
NFJ Investment Group (11)                           1,514,300        7.5           --            --        4.8
Barclays Global Investors, N.A., et al. (12)        1,311,006        6.5           --            --        4.1

-------------------------
* Less than 1%

(1) Includes the vested interest of executive officers in the Company's Employee Stock Ownership Plan and Employee Stock Purchase Plan. The aggregate vested amount credited to their accounts as of March 29, 2004 was 59,291 shares of Class A Stock.

(2) Share amounts shown as subject to stock options in the footnotes below cover shares under options that are presently exercisable or will become exercisable within 60 days after March 29, 2004.

(3) The amount shown for Class A Stock includes 3,000 shares held by Mr. John Cato's wife and 4,200 shares subject to stock options held by Mr. John Cato's wife. The amount shown for Class A Stock includes 47,500 shares subject to stock options held by Mr. John Cato. The amount for Class B Stock includes 680,000 shares subject to stock options held by Mr. John Cato and 2,000 shares subject to stock options held by Mr. John Cato's wife. Mr. John Cato disclaims beneficial ownership of shares held directly or indirectly by his wife.

(4) The amount shown for Class A Stock includes 8,700 shares of stock held by Mr. Thomas Cato's wife. Mr. Thomas Cato disclaims beneficial ownership of these shares.

(5)    Includes 41,000 shares of Class A Stock subject to stock options.

(6)    Includes 8,900 shares of Class A Stock subject to stock options.

(7)    Includes 4,000 shares of Class A Stock subject to stock options.

(8) The amounts shown for Class A Stock include 151,700 shares subject to stock options.

(9) Based on an amended Schedule 13G received by the Company from this shareholder on or about January 29, 2004. The address of this shareholder is 1414 Avenue of the Americas, New York, New York 10019.

(10) Based on an amended Schedule 13G filed by FMR Corporation and certain of its affiliates with the Securities and Exchange Commission on or about February 17, 2004. The address of this shareholder is 82 Devonshire Street, Boston, Massachusetts 02109. This shareholder reports sole voting power over 35,963 of such shares.

(11) Based on Schedule 13G filed with the Securities and Exchange Commission on or about February 13, 2004 by NFJ Investment Group and certain of its affiliates. The address of this shareholder is 800 Newport Center Drive, Newport Beach, CA 92660.

(12) Based on Schedule 13G filed with the Securities and Exchange Commission on or about February 17, 2004 by Barclays Global Investors, N.A. and certain of its affiliates. The address of this shareholder is 45 Fremont Street, San Francisco, California 94105.


                              ELECTION OF DIRECTORS

       The Board of Directors, currently consisting of eight members, is divided into three classes with terms expiring alternately over a three-year period. The terms of three incumbent directors expire at the annual meeting. Mr. Thomas E. Cato, whose term expires at the annual meeting, has decided against standing for election. Two directors whose terms expire at this year's annual meeting, Mr. George S. Currin, and Mr. A. F. (Pete) Sloan, have been nominated by the Corporate Governance and Nominating Committee to succeed themselves and to serve until the 2007 annual meeting and until their successors are elected and qualified. The Corporate Governance and Nominating Committee nominates director candidates in accordance with the Company's Bylaws.

       It is the intention of the persons named in the proxy to vote for such persons for election to the Board of Directors for the ensuing periods as described except to the extent authority to so vote is withheld with respect to one or more nominees. Should any nominee be unable to serve, which is not anticipated, the proxy will be voted for the election of a substitute nominee selected by the Board of Directors. The two nominees shall be elected by a plurality of the votes of Class A Stock and Class B Stock voting as a single class.

       During fiscal 2003, Mr. Wayland H. Cato, Jr. and Mr. Edgar T. Cato, co-founders of the Company, retired and resigned from their positions on the Board of Directors. Ms. Clarice Cato Goodyear resigned from her position on the Board of Directors. The Board of Directors, subsequent to fiscal 2003 year end, reduced the size of the Board of Directors to 9 members from 12 members.

       Two vacancies exist on the Board of Directors. The Corporate Governance and Nominating Committee of the Board of Directors is in the process of identifying candidates to fill the two vacancies. The Committee has not yet selected persons to propose to the Board of Directors to fill the vacancies. None of the resignations or the decision of Mr. Thomas E. Cato against standing for election resulted from a disagreement with the Board of Directors or the Company.

NOMINEES

       Information with respect to each nominee, including biographical data for at least the last five years, is set forth below.

       GEORGE S. CURRIN, 67, has been a director of the Company since 1973. Since 1989, he has served as Chairman and Managing Director of Fourth Stockton Company LLC and Chairman of Currin-Patterson Properties LLC, both privately held real estate investment companies.

       A. F. (PETE) SLOAN, 74, has been a director of the Company since 1994. Mr. Sloan is retired Chairman and Chief Executive Officer of Lance, Inc. where he was employed from 1955 until his retirement in 1990.

CONTINUING DIRECTORS

       Information with respect to the five continuing members of the Board of Directors, including biographical data for the last five years, is set forth below.

       JOHN P. DERHAM CATO, 53, has been employed as an officer of the Company since 1981 and has been a director of the Company since 1986. Since January 2004, he has served as Chairman, President and Chief Executive Officer. From May 1999 to January 2004, he served as President, Vice Chairman of the Board and Chief Executive Officer. From June 1997 to May 1999, he served as President, Vice Chairman of the Board and Chief Operating Officer. From August 1996 to June 1997, he served as Vice Chairman of the Board and Chief Operating Officer. From 1989 to 1996, he managed the Company's off-price division, serving as Executive Vice President and as President and General Manager of the It's Fashion! Division from 1993 to August 1996. Mr. John Cato is currently a director of Ruddick Corporation.

       JAMES H. SHAW, 75, has been a director of the Company since 1989. Mr. Shaw was Chairman of Consolidated Ivey's, a regional department store chain, from 1988 until his retirement in 1989, Chairman and Chief Executive Officer of
J. B. Ivey & Company from 1986 to 1988 and Chairman and Chief Executive Officer of Ivey's Carolinas from 1983 to 1986.

       MICHAEL O. MOORE, 53, has been employed by the Company as Executive Vice President, Chief Financial Officer and Secretary since July 1998 and has been a director of the Company since 2002. Mr. Moore served as Vice President, Chief Financial Officer for Party Experience from 1997 to 1998, Executive Vice President, Chief Financial Officer of David's Bridal from 1994 to 1997, and was employed by Bloomingdales from 1984 to 1994, serving as Senior Vice President, Chief Financial Officer from 1990 to 1994.

       ROBERT W. BRADSHAW, JR., 70, has been a director of the Company since 1994. Since 1961, he has been engaged in the private practice of law with Robinson, Bradshaw & Hinson, P.A. and currently serves of counsel to the firm.

       GRANT L. HAMRICK, 65, has been a director of the Company since 1994. Mr. Hamrick was Senior Vice President and Chief Financial Officer for American City Business Journals, Inc. from 1989 until his retirement in 1996. From 1961 to 1985, Mr. Hamrick was employed by the public accounting firm Price Waterhouse and served as Managing Partner of the Charlotte, North Carolina office.

       The five continuing members of the Board of Directors are divided into two classes with current terms expiring in 2005 and 2006. On the expiration of each director's term, his successor in office will be elected for a three-year term. The terms of Messrs. Robert W. Bradshaw, Jr., Grant L. Hamrick, and Michael O. Moore expire in 2005. The terms of Messrs. John P. Derham Cato and James H. Shaw expire in 2006.

DIRECTORS' COMPENSATION

       Directors, who are not employees of the Company, receive a fee for their services of $24,000 per year payable at the rate of $2,000 per month. Each non-employee director is paid $1,000 for attending each non-regularly scheduled Board of Directors meeting and each committee meeting scheduled other than in conjunction with a regularly scheduled Board of Directors meeting. Each committee chairman receives an additional $3,000 per year payable at the rate of $250 per month. Directors are reimbursed for reasonable expenses incurred in attending director meetings and committee meetings.

                             MEETINGS AND COMMITTEES

       During the fiscal year ended January 31, 2004, the Company's Board of Directors held nine meetings. The Board typically schedules a meeting in conjunction with the Company's annual meeting of shareholders and expects that all directors will attend the annual meeting absent a schedule conflict or other valid reason. All directors attended the Company's 2003 Annual Meeting.

       The Board of Directors, pursuant to authority granted in the Company's Bylaws, has established an Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee.

AUDIT COMMITTEE:

       The Company's Audit Committee discusses with management the quality and adequacy of the Company's system of internal controls, discusses with the independent auditor any significant matters regarding internal controls over financial reporting that have come to their attention during their audit, and confers with the Company's independent auditor concerning the scope and results of their audits and any recommendations they may have and considers such other matters relating to auditing and accounting as the Committee may deem appropriate. During the fiscal year ended January 31, 2004, the Audit Committee held five meetings. The Board of Directors has determined that each member of the Audit Committee is an independent director, in accordance with the new independence requirements of the New York Stock Exchange effective as of this Annual Meeting. In addition, the Board has determined that each member of the Audit Committee meets the heightened standards of independence for audit committee members under the Securities Exchange Act of 1934. Messrs. Grant L. Hamrick, Chairman, Robert W. Bradshaw, Jr. and A. F. (Pete) Sloan are members of the Audit Committee. Additional information concerning the Audit Committee is set forth below under "Selection of Independent Auditor."

COMPENSATION COMMITTEE:

       The Compensation Committee assesses the Company's overall compensation programs and philosophies. The Committee reviews and approves, on an annual basis, the Corporation's goals and objectives for compensation of the Chief Executive Officer and evaluates the Chief Executive Officer's performance in light of those goals and objectives at least annually. Based on this evaluation, the Compensation Committee determines and reports to the Board the Chief Executive Officer's compensation, including salary, bonus, incentive, and equity compensation.

       The Compensation Committee also reviews and approves, on an annual basis, the evaluation process and compensation structure of the Corporation's other executive officers and evaluates those other officers' performance at least annually. Based on this evaluation, the Compensation Committee determines and reports to the Board the other executive officers' compensation, including salary, bonus, incentive, and equity compensation.

       In addition, the Compensation Committee grants stock options and other awards to employees of the Company and its subsidiaries pursuant to the Company's benefit and incentive compensation plans and reports such actions to the Board of Directors. The Board of Directors has determined that each member of the Compensation Committee is an independent director, in accordance with the new independence requirements of the New York Stock Exchange. The Compensation Committee held nine meetings during the fiscal year ended January 31, 2004. Messrs. A. F. (Pete) Sloan, Chairman, George S. Currin and James H. Shaw are members of the Compensation Committee.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE:

       The Corporate Governance and Nominating Committee reviews, evaluates and recommends nominees for the Board of Directors. In addition, the Corporate Governance and Nominating Committee monitors and evaluates the performance of the directors on a periodic basis, individually and collectively. The Committee also periodically reviews the Company's corporate governance principles and recommends changes to the Board of Directors. The Board of Directors has determined that each member of the Corporate Governance and Nominating Committee is an independent director, in accordance with the new independence requirements of the New York Stock Exchange. The Corporate Governance and Nominating Committee was established on March 2, 2004. Messrs. George S. Currin, Chairman, Robert W. Bradshaw, Jr. and James H. Shaw are members of the Corporate Governance and Nominating Committee.

                          CORPORATE GOVERNANCE MATTERS

CORPORATE GOVERNANCE GUIDELINES AND COMMITTEE CHARTERS

       In furtherance of its longstanding goal of providing effective governance of the Company's business and affairs for the benefit of shareholders, the Board of Directors of the Company approved Corporate Governance Guidelines. The Guidelines are available on the Company's website at www.catocorp.com and print copies are available to any shareholder that requests a copy by writing to Corporate Governance and Nominating Committee, c/o General Counsel, 8100 Denmark Road, Charlotte, North Carolina 28273. In addition, committee charters for the Company's Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are available on the Company's website.

DIRECTOR INDEPENDENCE

       The Board of Directors has determined that a majority of its members are independent and meet the independence requirements of the New York Stock Exchange. Mr. John P. Derham Cato, Mr. Michael O. Moore, and Mr. Thomas E. Cato, employees of the Company, do not meet the independence requirements of the New York Stock Exchange. The Board's standards for determining director independence are available on the Company's website referenced above.

AUDIT COMMITTEE FINANCIAL EXPERTS

       The Board of Directors has determined that at least one member of the Audit Committee, Mr. Grant L. Hamrick, is an audit committee financial expert. Mr. Hamrick is "independent" as that term is defined in accordance with the new independence requirements of the New York Stock Exchange.

EXECUTIVE SESSIONS OF NON-MANAGEMENT DIRECTORS

       Non-management Board members will meet without management present at regularly scheduled executive sessions. In addition, to the extent that the group of non-management directors includes directors that are not independent, at least once a year there will be scheduled an executive session including only independent directors. The Chairman of the Corporate Governance and Nominating Committee will preside over meetings of the non-management or independent directors.

CODE OF ETHICS AND CODE OF BUSINESS CONDUCT AND ETHICS

       The Company has adopted a written Code of Ethics (the "Code of Ethics") that applies to the Company's Chairman, President and Chief Executive Officer (principal executive officer), Executive Vice President, Chief Financial Officer and Secretary (principal financial officer), and Senior Vice President, Controller (principal accounting officer). The Company has adopted a Code of Business Conduct and Ethics (the "Code of Conduct") that applies to all employees, officers, and directors of the Company. The Code of Ethics and Code of Conduct are available on the Company's website at www.catocorp.com, under the "Corporate Governance" caption and print copies are available to any shareholder that requests a copy by writing to Corporate Governance and Nominating Committee, c/o General Counsel, 8100 Denmark Road, Charlotte, North Carolina 28273. Any amendments to the Code of Ethics or Code of Conduct, or any waivers of the Code of Ethics, or any waiver of the Code of Conduct for directors or executive officers, will be disclosed on the Company's website promptly following the date of such amendment or waiver. Information on the Company's website, however, does not form a part of this Proxy Statement.

COMMUNICATIONS WITH DIRECTORS

       You may communicate directly with any member or committee of the Board of Directors by writing to: Chairman of the Corporate Governance and Nominating Committee, c/o General Counsel, The Cato Corporation, 8100 Denmark Road, Charlotte, North Carolina 28273. Depending on the subject matter, the Chairman of the Corporate Governance and Nominating Committee, with the assistance of the Company's General Counsel or Senior Vice President, Human Resources, will determine whether to forward it to the director or directors to whom it is addressed, attempt to handle the inquiry directly (for example, where it is a request for information about the Company or it is a stock-related matter), or not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

       If the subject matter involves a matter relating to accounting, internal accounting controls, or auditing matters, the General Counsel will report the matter to the Chairman of the Audit Committee and also advise the Chief Executive Officer and Chief Financial Officer. The Chairman of the Audit Committee and the Chief Executive Officer will determine what action, if any, should be taken. The General Counsel and Chairman of the Audit Committee will investigate the matter, if necessary, and file a report with the Audit Committee. The Audit Committee, at its discretion, may discuss the matter with the Board of Directors.

       The General Counsel will maintain a log of all complaints, tracking their receipt, investigation and resolution and shall prepare a periodic summary thereof for the Board of Directors, and the Audit Committee, as appropriate.

DIRECTOR NOMINATION CRITERIA AND PROCESS

       Directors may be nominated by the Board of Directors in accordance with the Company's Bylaws or by shareholders in accordance with the procedures for shareholder proposals described under the caption "Shareholder Proposals" in this Proxy Statement. The Company's Corporate Governance and Nominating Committee will consider all nominees, including any submitted by shareholders, for the Board of Directors. The assessment of a nominee's qualifications will include a review of Board of Director qualifications as described in the Company's Corporate Governance Guidelines.

       The Corporate Governance and Nominating Committee will select qualified nominees and review its recommendations with the full Board of Directors. The Board of Directors will decide whether to invite the nominee to join the Board. Nominees for director will be selected on the basis of outstanding achievement in their personal careers, broad experience, wisdom, integrity, ability to make independent, analytical inquiries, understanding of the business environment, diversity, and willingness to devote adequate time to Board duties. The Board believes that each director should have a basic understanding of (i) the principal operational and financial objectives and plans and strategies of the Company, (ii) the results of operations and financial condition of the Company and of any significant subsidiaries or business segments, and (iii) the relative standing of the Company and its business segments in relation to its competitors.

       The Board will have a majority of directors who meet the criteria for independence required by the New York Stock Exchange. The Corporate Governance and Nominating Committee is responsible for reviewing with the Board, on an annual basis, the requisite skills and characteristics that the Board seeks in Board members as well as the composition of the Board as a whole. On an annual basis the Board will evaluate whether members qualify as independent under applicable standards. During the course of a year, directors are expected to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as independent.

                           SUMMARY COMPENSATION TABLE

       The table below sets forth the compensation for the persons who were at January 31, 2004 the Chief Executive Officer and the four other most highly compensated executive officers.

                                                                           LONG TERM
                                                                         COMPENSATION
                                                                             AWARDS
                                                ANNUAL COMPENSATION (1)    RESTRICTED         ALL
                                   FISCAL                                    STOCK           OTHER
                                    YEAR          SALARY       BONUS         AWARDS       COMPENSATION
NAME AND PRINCIPAL POSITION                       ($)(2)        ($)           ($)            ($)(3)

John P. Derham Cato                 2003          784,641       --             --            7,535
Chairman, President and             2002          735,125     669,922      2,731,000 (4)     8,733
Chief Executive Officer             2001          686,590     693,000          --            9,385

B. Allen Weinstein                  2003          429,594       --             --            7,535
Executive Vice President            2002          409,771     187,578          --            8,733
Chief Merchandising Officer         2001          389,364     198,000          --            9,385
of the Cato Division

Michael O. Moore                    2003          321,208       --             --            7,535
Executive Vice President            2002          306,402     140,684          --            8,733
Chief Financial Officer             2001          291,228     148,500          --            9,385
and Secretary

David Kempert                       2003          287,500       --             --            7,535
Executive Vice President            2002          280,077     102,900          --            8,733
Chief Store Operations Officer      2001          269,954     137,600          --            9,385
of the Cato Division (5)

C. David Birdwell                   2003          271,469       --             --            7,535
Executive Vice President            2002          259,786     135,694          --            8,733
President and General Manager       2001          247,675     153,000          --            9,385
of the It's Fashion! Division


-------------------
(1) No named executive officer received perquisites or other personal benefits, securities or property which, in the aggregate, exceeded the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer.

(2)    Does not include amounts deducted pursuant to Internal Revenue Code
       Section 125.

(3)    Matching contributions by the Company to 401(k) Plan accounts.

(4) As of January 31, 2004, Mr. John Cato held a total of 100,000 restricted shares of Class B Stock at a value of $2,095,000 based on the closing of trading price of the Class A Stock of $20.95 on January 30, 2004, the last trading day before fiscal year end. Dividends are payable on the restricted shares.

(5)    Mr. Kempert resigned effective January 31, 2004.

EMPLOYMENT AND SEVERANCE AGREEMENTS

       The Company has severance agreements with Mr. Allen Weinstein and Mr. Michael Moore currently providing for the continuation of each of their base salaries for 12 months upon the termination of their employment without cause. The Company has a severance agreement with Mr. David Birdwell currently providing for the continuation of his base salary for six months upon termination of his employment without cause. (See "Compensation Committee Report on Executive Compensation" for a discussion of Mr. John Cato's employment relationship.)

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

       The following table presents certain information concerning the exercise of stock options during the fiscal year ended January 31, 2004 and the value of unexercised options held at January 31, 2004 by the named executives.

                                                           NUMBER OF                VALUE OF
                                                     SECURITIES UNDERLYING        UNEXERCISED
                                                      UNEXERCISED OPTIONS         IN-THE-MONEY
                             SHARES                        AT FISCAL               OPTIONS AT
                            ACQUIRED                    YEAR-END (#)(1)      FISCAL YEAR-END ($)(2)
                               ON        VALUE      ----------------------- ------------------------
                            EXERCISE    REALIZED        EXERCISABLE (E)/        EXERCISABLE (E)/
NAME                          (#)         ($)          UNEXERCISABLE (U)       UNEXERCISABLE (U)
------------------------- ----------- ------------- ----------------------- ------------------------
John P. Derham Cato            --          --              707,500 (E)(3)         7,292,250 (E)
                                                            40,000 (U)(4)           318,600 (U)

B. Allen Weinstein           35,900     470,893             15,100 (E)              130,917 (E)
                                                             4,000 (U)               34,680 (U)

Michael O. Moore             20,000     190,801             38,000 (E)              330,450 (E)
                                                             7,000 (U)               59,370 (U)

David Kempert                16,000     135,499                  0 (E)                    0 (E)
                                                             4,000 (U)               34,680 (U)

C. David Birdwell            33,000     428,289              4,000 (E)               34,680 (E)
                                                             4,000 (U)               34,680 (U)

----------------------------------------------------------------------------------------------------

(1) Except as otherwise indicated in the footnotes below, all options are for shares of Class A Stock.

(2) Value is based on difference between exercise price and market price of the underlying securities as of January 30, 2004, the last trading day before the fiscal year-end.

(3) Includes options to acquire 47,500 shares of Class A Stock and 660,000 shares of Class B Stock.

(4)    Options to acquire shares of Class B Stock.

                      EQUITY COMPENSATION PLAN INFORMATION

       The following table sets forth information regarding the shares of the Company's Class A Stock and Class B Stock issuable under all of the Company's equity compensation plans as of January 31, 2004:


                                                                                        (C)
                                (A)                         (B)                         NUMBER OF SECURITIES
                                                                                        REMAINING AVAILABLE FOR
                                NUMBER OF SECURITIES TO     WEIGHTED-AVERAGE EXERCISE   FUTURE ISSUANCE UNDER
                                BE ISSUED UPON EXERCISE     PRICE OF OUTSTANDING        EQUITY COMPENSATION
                                OF OUTSTANDING OPTIONS,     OPTIONS, WARRANTS AND       PLANS (EXCLUDING
                                WARRANTS AND RIGHTS (1)     RIGHTS                      SECURITIES REFLECTED IN
PLAN CATEGORY                                                                           COLUMN (A)
----------------------------  ---------------------------  --------------------------- -------------------------
Equity compensation plans        452,400 Class A Shares             $11.54 (2)               669,087 (3)
approved by
security holders                 702,000 Class B Shares
Equity  compensation plans
not approved by security
holders -- None                             --                        --                       --
                              ---------------------------  --------------------------- -------------------------
TOTAL                                    1,154,400                  $11.54                   669,087
============================  ===========================  =========================== =========================

(1) This category includes the 1987 Non-Qualified Stock Option Plan and the 1999 Incentive Compensation Plan. This category does not include the 2004 Incentive Compensation Plan that is being submitted for shareholder approval at the Annual Meeting. If the 2004 Incentive Compensation Plan is approved by the shareholders, the securities available for issuance thereunder will be an aggregate of 900,000 shares of the Company's Class A Stock.

(2) This amount does not include the exercise price of options outstanding under the Employee Stock Purchase Plan because the exercise price is not determinable as of the date of this Proxy Statement. The exercise price to purchase a share of Class A Stock under such an option equals 85% of the lesser of the fair market value per share of Class A Stock at the beginning of the applicable offering period or the fair market value per share of Class A Stock at the end of the applicable offering period.

(3) This amount includes 248,169 shares of Class A Stock available for future issuance under the 2003 Employee Stock Purchase Plan and an aggregate of 420,918 shares of Class A Stock or Class B Stock available for future issuance under the 1987 Non-Qualified Stock Option Plan and the 1999 Incentive Compensation Plan.

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

       The following report submitted by the Compensation Committee of the Board of Directors addresses the Company's executive compensation policies for fiscal 2003.

       The Compensation Committee is composed of three members. The members are Messrs. A. F. (Pete) Sloan, Chairman, George S. Currin, and James H. Shaw. The Compensation Committee provides guidance for the Company's executive compensation programs to insure a direct relationship between executive compensation and corporate performance.

EXECUTIVE COMPENSATION PROGRAM

       The Company's executive compensation program has been designed (i) to provide compensation equivalent to compensation offered by peer group companies in order to attract and retain the most qualified executives, (ii) to motivate executive officers by rewarding them for attaining pre-established Company financial goals and (iii) to align the interest of executive officers with the long-term interest of shareholders.

       In designing the compensation packages for executive officers, the Compensation Committee compares the Company's executive officer compensation packages with peer group executive officer compensation packages, some of which are included in the Dow Jones Specialty Apparel Market Index used in the performance graph. Peer group companies, which are similar in size and operate in the specialty apparel retail market, are given particular consideration.

       The executive compensation program is focused on attainment of profitability and enhancement of shareholder equity. Currently, the Company's executive compensation program consists of three principal types of compensation: annual base salary, incentive bonuses and long-term stock option awards. Executive officers are rewarded when the Company achieves financial goals, particularly related to net income, and when the executive officer achieves individual performance levels related to the executive officer's specific area of responsibility.

       ANNUAL BASE SALARY - The annual base salary of each executive officer is based on the scope of his or her responsibility and accountability. Each year the Compensation Committee determines the base salary for each executive officer taking into consideration whether the Company achieved net income results and whether the executive officer achieved individual performance levels established for the prior fiscal year.

       INCENTIVE BONUS - A significant component of an executive officer's total cash compensation consists of an incentive bonus. Each executive officer is eligible to earn a bonus based on achievement of the targeted net income performance criteria. A bonus accrual is made based on the achievement of the net income performance criteria. If net income performance criteria is not achieved, the accrual may be reduced or eliminated.

       No weighting is applied to the criteria established for each executive officer. If an executive officer achieves all of his or her performance goals and if the Company's profit plan is achieved, the executive officer is eligible to receive an incentive bonus. In the event an executive officer achieves some, but not all, of the performance goals, he or she is eligible to receive a portion of the executive officer's potential maximum bonus.

       LONG-TERM STOCK OPTION AWARDS - Stock options are awarded by the Compensation Committee under the Company's 1999 Incentive Compensation Plan to executive officers to provide incentive for the executive officer to focus on the Company's future financial performance and as a means to encourage an executive officer to remain with the Company. The stock option exercise price is 100% of the fair market value of the shares on the date of grant and, historically, the stock options have vested in 20% increments over five years. Stock option grants are made when executive officers join the Company and thereafter at the discretion of the Compensation Committee.

       The Compensation Committee recognizes that, to varying degrees, the determination of an executive officer's compensation package involves subjective considerations.

CHIEF EXECUTIVE OFFICER

       The Compensation Committee discusses and determines the compensation package for the Chief Executive Officer. Mr. John P. Derham Cato was appointed Chief Executive Officer on May 20, 1999. The employment arrangement provides for the compensation discussed herein. Mr. John Cato's compensation package consists of base salary, incentive bonus, long-term stock option awards and restricted stock grants. Mr. John Cato received no long-term stock option awards during fiscal 2003.

       In determining Mr. John Cato's compensation package, the Compensation Committee compared Mr. John Cato's package with the compensation packages of other retailers, including the Chief Executive Officer compensation package of the companies listed in the Dow Jones Specialty Apparel Market Index and the Peer Group used in the Stock Performance Graph. The Compensation Committee took into consideration Mr. John Cato's years of service and experience with the Company and in the specialty retail apparel industry. The Compensation Committee believes that the compensation package offered Mr. John Cato is consistent with Chief Executive Officer packages of peer companies, considering Mr. John Cato's experience and longevity with the Company.

CHIEF EXECUTIVE OFFICER COMPENSATION PACKAGE

       Base Salary - Mr. John Cato's salary was increased to $800,000 from $750,000 for fiscal 2003 in response to the Company's performance in fiscal 2002.

       Incentive Bonus - Mr. John Cato is eligible to receive an annual bonus of up to 150% of his base salary depending on the achievement of performance goals established by the Compensation Committee. The main performance goal is based on achievement of targeted net income. Based on the Company's performance for fiscal 2003 as measured by the performance criteria established by the Compensation Committee, Mr. John Cato did not receive a bonus payment.

       This report has been provided by the Compensation Committee:

       A. F. (Pete) Sloan, Chairman
       George S. Currin
       James H. Shaw


                              CERTAIN TRANSACTIONS

       During fiscal 2003, the Company had nineteen lease agreements with entities in which Mr. George S. Currin, a director of the Company, had an ownership interest. One lease agreement was signed in fiscal 1993, three were signed in fiscal 1994, one was signed in fiscal 1995, one was signed in fiscal 1997, one was signed in fiscal 1999, four were signed in fiscal 2000, seven were signed in fiscal 2002, and one was signed in fiscal 2003. The lease term of each agreement is for a period ranging from five years to ten years with renewal terms at the option of the Company. The Company believes that the terms and conditions of the lease agreements are comparable to those which could have been obtained from unaffiliated leasing companies. The Company paid to the entities in which Mr. Currin has an ownership interest the amount of $872,607 for rent and related charges during fiscal 2003.

       The firm of Robinson, Bradshaw & Hinson, P. A. was retained to perform certain legal services for the Company during the last fiscal year. Mr. Robert
W. Bradshaw, Jr., a director of the Company, was a shareholder of Robinson, Bradshaw & Hinson, P. A. during fiscal 2003 and currently serves of counsel to the firm. It is anticipated that the firm will continue to provide legal services to the Company during the current fiscal year. Fees paid by the Company to Robinson, Bradshaw & Hinson, P.A. in fiscal 2003 were $145,001.

                             STOCK PERFORMANCE GRAPH

       The following graph compares the yearly change in the Company's cumulative total shareholder return on the Company's Common Stock (which includes Class A Stock and Class B Stock) for each of the Company's last five fiscal years with (i) the Dow Jones Total Market Index, (ii) the Dow Jones Retailers, Apparel Index and (iii) an index of four (4) peer companies. The peer group includes Charming Shoppes, Inc., Deb Shops, Inc., The Dress Barn, Inc., and United Retail Group, Inc. The Company has chosen to use this peer group index in its performance graph because management believes the peer group index is a better reflection of the Company's competitors in the market place.

                           --------------------------
                              THE CATO CORPORATION
                            STOCK PERFORMANCE GRAPH
                           --------------------------



                              [PERFORMANCE GRAPH]



THE CATO CORPORATION
STOCK PERFORMANCE TABLE
(BASE 100 - IN DOLLARS)

 LAST TRADING DAY       THE CATO     D. J. TOTAL   D. J. RETAILERS      PEER
OF THE FISCAL YEAR    CORPORATION     MKT INDEX       APPL INDEX        GROUP
------------------    -----------     ---------       ----------        -----
     1/29/99              100            100              100            100
     1/28/00              133            111               89            120
     2/02/01              204            110              103            138
     2/01/02              236             92               90            160
     01/31/03             207             72               78            120
     01/30/04             244             98              104            135

       The graph assumes an initial investment of $100 on January 29, 1999, the last trading day prior to the commencement of the Company's 1999 fiscal year, and that all dividends were reinvested.

                                   APPROVAL OF
              THE CATO CORPORATION 2004 INCENTIVE COMPENSATION PLAN

       The Board of Directors proposes that shareholders approve The Cato Corporation 2004 Incentive Compensation Plan (the "2004 Plan"). The Company's 1999 Incentive Compensation Plan (the "1999 Plan") was previously approved by the Company's shareholders, but no further awards may be granted under the 1999 Plan after July 31, 2004. The Board of Directors believes that it is in the best interests of the Company and its shareholders to establish a new plan that will allow the Company to provide a variety of equity-based incentives to key employees of the Company and its subsidiaries (collectively, the "Cato Group"). Therefore, the Board of Directors adopted the 2004 Plan on April 8, 2004, subject to shareholder approval. The 2004 Plan will allow the Company to continue to attract and retain key employees as well as provide them with incentives to contribute to the Cato Group's growth and success and align their interests with those of the Company's shareholders.

       As of January 31, 2004, a total of 406,600 shares of the Company's Class A Stock and Class B Stock remains available for future issuance under the 1999 Plan. The 2004 Plan allows for the issuance of 900,000 shares of Class A Stock. No Class B Stock will be available for issuance under the 2004 Plan. If the 2004 Plan is approved by shareholders, the Company will not grant any new awards under the 1999 Plan. The 406,600 shares available for grant under the 1999 Plan will be cancelled, and the 1999 Plan will be terminated. Approval of the 2004 Plan should not adversely affect rights under any outstanding awards previously granted under the 1999 Plan.

       The following is a summary of the 2004 Plan submitted for shareholder approval. The summary describes the major features of the 2004 Plan, qualified by reference to the full text of the 2004 Plan, a copy of which has been submitted with this Proxy Statement to the Securities and Exchange Commission (the "SEC") and can be obtained on the SEC's website at www.sec.gov.

ADMINISTRATION

       The 2004 Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the full authority to select the recipients of awards granted under the 2004 Plan, to determine the type and size of awards, and to determine and amend the terms, restrictions and conditions of awards. The Compensation Committee also has the full authority to construe and interpret the 2004 Plan and any related award agreement, to establish rules and regulations relating to the administration of the 2004 Plan, to delegate administrative responsibilities, and to make all other determinations that may be necessary or advisable for the administration of the 2004 Plan.

ELIGIBILITY

       Awards may be granted under the 2004 Plan to key employees of the Cato Group who occupy responsible managerial or professional positions and who have the capability of making a substantial contribution to the success of the Cato Group as determined by the Compensation Committee. In selecting recipients of awards, the Compensation Committee can take into account any factors it deems relevant, including the duties of the individual and the Committee's assessment of the individual's present and potential contributions to the success of the Cato Group. To date, no one has been selected for participation in the 2004 Plan. The Compensation Committee will determine, in its discretion, the future recipients of awards and the type and size of awards. As of January 31, 2004, there were approximately 350 key employees who potentially could be considered eligible for the 2004 Plan.

TYPES OF AWARDS

       Awards under the 2004 Plan may be granted in the form of incentive stock options that qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, incentive bonus awards and stock awards. The Compensation Committee also may designate certain awards as "performance compensation." Each type of award is discussed in more detail below.

SHARES SUBJECT TO THE 2004 PLAN AND AWARD LIMITS

       The number of shares of the Company's Class A Stock reserved for issuance under the 2004 Plan is 900,000, subject to adjustment as described below. The closing price of a share of the Company's Class A Stock on the New York Stock Exchange ("NYSE") on April 21, 2004 was $20.18.

       If shares of Class A Stock subject to an award under the 2004 Plan are forfeited or the award is settled in cash or otherwise terminates for any reason without the issuance of such shares, those shares will be available for further awards under the 2004 Plan.

       No individual may be granted options and/or stock appreciation rights under the 2004 Plan with respect to an aggregate of more than 200,000 shares of Class A Stock during any calendar year. With respect to all other types of awards, no individual may be granted awards with respect to an aggregate of more than 200,000 shares of Class A Stock during any calendar year.

       In the event of a reorganization, recapitalization, stock split, stock dividend, merger, consolidation, or similar transaction or change in corporate capitalization affecting the Class A Stock, adjustments may be made to the limits on the number of shares of Class A Stock which may be issued under the 2004 Plan, the number and price of shares of Class A Stock subject to outstanding awards under the 2004 Plan and such other adjustments as the Compensation Committee determines to be appropriate.

STOCK OPTIONS

       Stock options may be granted under the 2004 Plan in the form of either incentive stock options (also referred to as "ISOs") intended to qualify under
Section 422 of the Code or nonstatutory stock options. Stock options give the recipient an opportunity to purchase shares of Class A Stock from the Company at a designated exercise price.

       The exercise price of options granted under the 2004 Plan is determined at the discretion of the Compensation Committee, but the exercise price per share generally may not be less than the fair market value of a share of Class A Stock on the grant date of the option. In the case of incentive stock options granted to any holder on the date of grant of more than 10% (directly or by attribution through relatives or entities in which the holder has an ownership interest) of the total combined voting power of all classes of stock of the Company or a parent or subsidiary corporation (a "10% Shareholder"), the exercise price per share may not be less than 110% of the fair market value of a share of Class A Stock on the grant date. Under the 2004 Plan, fair market value generally is based on the average of the high and low sale prices of the Class A Stock on the NYSE on the grant date.

       The exercise price of an option may be paid in cash, or if permitted by the Compensation Committee, in shares of Class A Stock owned by the option holder or by other means the Company determines to be consistent with applicable law (including, for example, "cashless exercises").

       The Compensation Committee will establish the time period within which options must be exercised, but this period cannot exceed ten years from the grant date of the option or, in the case of incentive stock options granted to a 10% Shareholder, five years from the grant date of the option. Options may expire before the end of the option period if the option holder's employment with the Company terminates. Stock options will be exercisable at such time or times and subject to such restrictions as determined by the Compensation Committee. To the extent that the fair market value of incentive stock options (determined based on the fair market value on the grant date) that become exercisable for the first time in a calendar year exceeds $100,000, such options generally will be deemed nonstatutory stock options.

       Except as otherwise provided by the Compensation Committee, the following rules apply if an option holder's employment with the Cato Group terminates. If an option holder's employment with the Cato Group terminates for any reason other than cause, death, disability or an eligible retirement, the option holder generally may exercise his or her stock options (to the extent then vested) within the 90-day period following such termination. If the option holder is terminated for cause, the option holder's stock options will immediately expire and no longer can be exercised. If the option holder's employment terminates due to his or her death, disability or eligible retirement, options (to the extent then vested) generally may be exercised during the one-year period following termination. In no event can an option be exercised after the expiration of its term (i.e., the option period fixed by the Compensation Committee).

       Options generally may not be transferred other than by will or the laws of descent and distribution and options generally may be exercised during the lifetime of the option holder only by the option holder. However, the Compensation Committee, in its discretion, may permit the transfer of nonstatutory stock options, without consideration, to certain family members or family-related trusts, foundations or other entities, subject to limitations determined by the Compensation Committee.

STOCK APPRECIATION RIGHTS

       Stock appreciation rights (or "SARs") allow a recipient to receive upon exercise an amount equal to the excess of the then fair market value of the shares of Class A Stock with respect to which the SARs are being exercised over the initial value assigned to such SARs. This amount may be payable in cash, shares of Class A Stock or a combination thereof, as determined by the Compensation Committee. The initial value of SARs granted under the 2004 Plan is determined at the discretion of the Compensation Committee, but the initial value per share of Class A Stock covered by the SARs may not be less than the fair market value of a share of Class A Stock on the grant date of the SARs. For this purpose, fair market value generally is based on the average of the high and low sale prices of the Class A Stock on the NYSE on the grant date.

       SARs may be granted in tandem with stock options or independently. The Compensation Committee will establish the time period within which SARs must be exercised, but this period cannot exceed ten years from the grant date of the SARs. SARs granted in tandem with stock options must have the same term as the options to which they relate. SARs may expire before the end of the exercise period if the recipient's employment with the Cato Group ends. SARs will be exercisable at such time or times and subject to such restrictions as determined by the Compensation Committee. However, SARs granted in tandem with stock options may be exercised only with respect to the shares of Class A Stock for which their related stock options are then exercisable. The exercise of either options or SARs that are granted in tandem will result in the termination of the other to the extent of the number of shares of Class A Stock with respect to which such options or SARs are exercised.

       If an individual's employment with the Cato Group terminates, SARs then held by such individual will terminate on the same terms and conditions that apply to stock options as described above, unless otherwise provided by the Compensation Committee.

       SARs generally may not be transferred other than by will or the laws of descent and distribution and SARs generally may be exercised during the lifetime of the recipient only by the recipient.

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

       Restricted stock is an award of shares of Class A Stock that is subject to restrictions and such other terms and conditions as the Compensation Committee determines. Restricted stock units represent the right to receive shares of Class A Stock or the value of shares of Class A Stock in the future, but no shares are actually awarded to recipients on the date of grant. Once applicable restrictions lapse or have been satisfied, restricted stock units may be payable in cash, shares of Class A Stock or a combination thereof, as determined by the Compensation Committee.

       The Compensation Committee will determine the type of restrictions applicable to the award, which can include restrictions based on the occurrence of a specific event, continued service for a period of time or other time-based restrictions, or the achievement of financial or other business objectives. The Compensation Committee also will determine the purchase price, if any, to be paid for the restricted stock or restricted stock units. Restricted stock units are not transferable and restricted stock generally may not be transferred until all restrictions applicable to the award have lapsed or been satisfied.

       If the recipient of restricted stock or restricted stock units ceases to be employed with the Cato Group, all shares of restricted stock or restricted stock units, as the case may be, generally will be forfeited unless the Compensation Committee waives the applicable restrictions.

       A recipient of restricted stock generally will have certain rights and privileges of a shareholder, including the right to vote such shares of restricted stock and to receive dividends, if any (although the Compensation Committee may require that any dividends be reinvested in additional shares of restricted stock). A recipient of restricted stock units will not have any voting or other shareholder rights, but if a dividend is declared on the Class A Stock, the Compensation Committee may, in its discretion, determine that recipients receive dividend equivalents with respect to restricted stock units and the form of any such equivalents.

STOCK AWARDS

       The Compensation Committee may grant other types of stock awards that involve the issuance of shares of Class A Stock or that are valued by reference to shares of Class A Stock. The terms and conditions applicable to such stock awards will be determined by the Compensation Committee in its discretion.

INCENTIVE BONUS AWARDS

       The Compensation Committee may award a key employee the opportunity to receive a cash bonus based on the achievement of one or more performance goals (including the performance goals described below under "Performance Compensation"). The Compensation Committee will establish these performance goals and any other criteria that must be met, the period during which achievement of the performance goals and other criteria will be measured, the formula or basis by which the actual amount of the incentive bonus will be determined, the timing and form of payment, and any forfeiture events. Incentive bonuses will be paid in cash. The Compensation Committee may, in its discretion, reduce the amount of or eliminate an incentive bonus award. In no event may a participant receive an incentive bonus for any calendar year greater than $2,000,000. Subject to such terms and conditions as the Compensation Committee imposes, the Compensation Committee may provide for or permit a participant to elect deferred payment of all or a portion of an incentive bonus.

       In general, a participant must remain employed by the Cato Group through the last day of the performance period and at the time of the payment in order to receive an incentive bonus. However, unless otherwise provided by the Compensation Committee, if a participant's employment with the Cato Group terminates due to his or her death, disability or eligible retirement, the participant may receive a prorated amount of the incentive bonus that otherwise would have been payable for the performance period in which the participant's death, disability or retirement occurs.

PERFORMANCE COMPENSATION

       In some cases, the Compensation Committee may intend that a grant of restricted stock or restricted stock units, a stock award or an incentive bonus award qualify as performance-based compensation under Section 162(m) of the Code. Section 162(m) of the Code generally limits the Company's annual federal income tax deduction for compensation paid to certain covered employees (generally, the Chief Executive Officer and the four other highest paid officers) to $1 million with respect to each such officer. However, compensation that qualifies as "performance-based compensation" under Section 162(m) is not subject to this deduction limit. Compensation qualifies as performance-based only if it satisfies certain requirements, including that the material terms of the performance goals under which the awards will be paid are disclosed to and approved by the shareholders. Accordingly, the Board of Directors is seeking shareholder approval of the 2004 Plan in part to satisfy the requirements of
Section 162(m) of the Code.

       For performance compensation, the Compensation Committee will establish in writing the performance goals upon which the performance compensation is contingent, the period over which such goals will be measured and any other applicable conditions. These terms must be established within 90 days after the beginning of the applicable period (or, if earlier, by the date on which 25% of the period has been completed).

       The performance goals established by the Compensation Committee must be objectively determinable and will be based on one or more of the following: stock price; earnings per share; net earnings; operating or other earnings; net profits after taxes; revenues; net cash flow; financial return ratios; shareholder return; return on equity; return on investment; return on net assets; debt rating; sales; expense reduction levels; growth in assets, sales, or market share; or strategic business objectives based on meeting specified revenue goals, market penetration goals, customer satisfaction goals, geographic business expansion goals, cost targets, or goals relating to acquisitions or divestitures. Performance goals may be based on the performance of the Company, based on the individual's division, business unit or employing subsidiary, based on the performance of one or more divisions, business units or subsidiaries, based on the performance of the Cato Group as a whole, or based on any combination of the foregoing. Performance goals may be either absolute in their terms or relative. Performance goals may provide for the inclusion or exclusion of items such as the effect of unusual charges or income items or other events, including acquisitions or dispositions of businesses or assets, restructurings, reductions in force, or changes in accounting principles or tax laws. The Compensation Committee also may establish subjective performance goals, provided that subjective performance goals generally may be used only to reduce, and not increase, an award. The Compensation Committee generally cannot waive the performance goal requirements except in its discretion in the case of the death or disability of the recipient or as otherwise provided under the 2004 Plan in the event of a change in control (as described below). Following the completion of a performance period, the Compensation Committee will review and certify in writing the extent to which the goals have been attained. The Compensation Committee may, in its discretion, reduce or eliminate an award of performance compensation.

       As noted previously, no individual may be granted restricted stock, restricted stock units or stock awards with respect to an aggregate of more than 200,000 shares of Class A Stock during any calendar year and the maximum cash payment that an individual may receive pursuant to an incentive bonus award during a calendar year is $2,000,000.

       The Compensation Committee may, in its discretion, grant awards to covered officers that are not intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

CHANGE IN CONTROL

       In the event of a change in control (as defined in the 2004 Plan) of the Company, all outstanding stock options and SARs will become fully vested and exercisable. In addition, the Compensation Committee may (1) require holders of options or SARs to surrender such awards in exchange for a payment, in cash or Class A Stock as determined by the Compensation Committee, equal to the amount by which the "change in control price" for each share of Class A Stock subject to the outstanding awards exceeds the option price of such options or initial value of such SARs, as the case may be; (2) after giving award holders an opportunity to exercise their outstanding options and SARs, terminate any or all unexercised options and SARs; or (3) provide for the assumption or substitution of such outstanding awards by the surviving company in the change in control. The term "change in control price" is defined in the 2004 Plan and generally means, with certain exceptions, the higher of (i) the highest sales price per share of Class A Stock reported on the NYSE Composite Index during the 60-day period ending on the date of the change in control; or (ii) if the change in control is the result of a tender or exchange offer or certain specified corporate transactions, the highest price paid per share of Class A Stock in such transaction.

       In the event of a change in control, all outstanding restricted stock, restricted stock units and other stock awards (other than those that have been designated as performance compensation) also will fully vest with all restrictions and conditions related thereto being deemed satisfied.

       Incentive bonuses and performance compensation that have been earned but remain outstanding as of the date of a change in control shall be payable in full immediately upon a change in control. Upon a change in control, any other incentive bonus and performance compensation awards will be accelerated and immediately vested, paid or delivered, as the case may be, on a pro rata basis based upon assumed achievement of all target performance goals and the length of time within the performance period that has elapsed prior to the change in control.

AMENDMENT, SUSPENSION OR TERMINATION

       The Board of Directors may at any time amend, suspend or terminate the 2004 Plan in whole or in part for any purpose, provided that such action may be subject to shareholder approval if (1) it is necessary to comply with the Code, the Securities Exchange Act of 1934, as amended, securities exchange listing requirements or other legal or regulatory requirements, or (2) the action is intended to allow the exercise price of outstanding stock options to be reduced by repricing or replacing such options. Unless terminated earlier, the 2004 Plan will terminate ten years from its adoption by the Board of Directors. The Compensation Committee also may amend the terms of an outstanding award. However, no amendment, suspension or termination of the 2004 Plan (or amendment of an outstanding award) may adversely affect in any material way the rights of the holder of any outstanding award without his or her consent.

FEDERAL INCOME TAX CONSEQUENCES

       The following is a brief summary of certain federal income tax consequences that apply with respect to awards that may be granted under the 2004 Plan. This summary is based on current laws and regulations that may change in the future. This summary is general in nature and is not intended to be complete. The summary does not describe a number of special tax rules, including any foreign, state or local tax consequences, wage withholding requirements or various other rules that could apply to a particular individual or to the Company under certain circumstances.

NONSTATUTORY STOCK OPTIONS

       The grant of nonstatutory stock options has no federal income tax consequences to the Company or the option holder. Upon the exercise of a nonstatutory stock option, the option holder will recognize ordinary income equal to the excess of the fair market value of the acquired shares on the date of exercise over the exercise price paid for the shares. The Company generally will be allowed a federal income tax deduction equal to the same amount that the option holder recognizes as ordinary income. In the event of the disposition of the acquired shares of Class A Stock, any additional gain (or loss) generally will be taxed to the option holder as either short-term or long-term capital gain (or loss) depending on how long the shares were held.

INCENTIVE STOCK OPTIONS

       The grant and exercise of incentive stock options have no federal income tax consequences to the Company. The grant and exercise of incentive stock options generally have no ordinary income tax consequences to the option holder. However, upon the exercise of an incentive stock option, the option holder has to treat the excess of the fair market value on the date of exercise over the exercise price as an item of tax adjustment for alternative minimum tax purposes, which may result in alternative minimum tax liability.

       If the option holder retains the shares of Class A Stock acquired upon the exercise of an incentive stock option for at least two years following the grant date of the option and one year following exercise of the option, the subsequent disposition of such shares will ordinarily result in long-term capital gains or losses to the option holder equal to the difference between the amount realized on disposition of the shares and the exercise price. The Company will not be entitled to any deduction in such case. If the holding period requirements described above are not met, the option holder will recognize ordinary income upon disposition of the Class A Stock equal to the excess of the fair market value of the shares on the date of exercise (or, if less, the amount received on disposition of the shares) over the exercise price. The Company will be entitled to a corresponding tax deduction in the same amount. Any additional gain (or loss) realized by the option holder on the disposition of the Class A Stock will be taxed as short-term or long-term capital gain (or loss), as applicable.

STOCK APPRECIATION RIGHTS

       The grant of SARs has no federal income tax consequences to the Company or the recipient. Upon the exercise of SARs, the recipient will recognize ordinary income equal to the amount of cash received and the fair market value of any shares of Class A Stock received. The Company generally will be allowed a federal income tax deduction equal to the same amount that the recipient recognizes as ordinary income.

RESTRICTED STOCK

       There generally should not be any federal income tax consequences to the Company or the recipient upon the grant of restricted stock. The recipient normally will recognize ordinary income when shares of the restricted stock vest (which means that the shares are no longer subject to a substantial risk of forfeiture) or become transferable, whichever occurs first. However, a recipient instead may elect to recognize ordinary income at the time the restricted stock is granted by making an election under Section 83(b) of the Code within 30 days after the grant date. In either case, the recipient will recognize ordinary income equal to the fair market value of such shares of stock at the time the income is recognized (reduced by the amount, if any, the recipient paid for the stock) and the Company generally will be entitled to a corresponding tax deduction (subject to Section 162(m) limitations). If the recipient subsequently disposes of the shares of Class A Stock, any additional gain (or loss) should be eligible for short-term or long-term capital gain tax treatment, depending on how long the shares were held after the ordinary income was recognized. If a recipient makes an "83(b) election" and then forfeits the shares of Class A Stock, the recipient normally will not be entitled to any tax deduction or refund with respect to the tax already paid.

RESTRICTED STOCK UNITS

       The grant of restricted stock units has no federal income tax consequences to the Company or the recipient. When the restricted stock units vest and become payable, the recipient will recognize ordinary income equal to the amount of cash received and the fair market value of any shares of Class A Stock received. The Company generally will be allowed a federal income tax deduction equal to the same amount that the recipient recognizes as ordinary income (subject to Section 162(m) limitations).

OTHER STOCK AWARDS

       The federal income tax consequences of other stock awards will depend on the form of such awards.

INCENTIVE BONUS AWARDS

       An employee will not have taxable income upon the grant of a contingent right to an incentive bonus. The incentive bonus will be taxable income to the employee at the time it is paid and (subject to Section 162(m) limitations) the Company will be entitled to a corresponding tax deduction.

SECTION 162(M)

       As discussed above, Section 162(m) of the Code generally limits the Company's annual federal income tax deduction for compensation paid to certain covered employees (generally, the Chief Executive Officer and the four other most highly compensated officers) to $1 million with respect to each such officer. However, compensation that qualifies as "performance-based compensation" under Section 162(m) is not subject to this deduction limit. If the 2004 Plan is approved by the Company's shareholders, the Company intends that stock options, stock appreciation rights and performance compensation awarded to covered employees generally should qualify as "performance-based" compensation that will not be subject to the Section 162(m) deduction limit.

2004 PLAN BENEFITS

       As of the date of this Proxy Statement, no awards have been granted under the 2004 Plan. Since the 2004 Plan is subject to shareholder approval and all future awards under the 2004 Plan will be made at the discretion of the Compensation Committee, awards that may be received by any particular person or group pursuant to the 2004 Plan are not presently determinable.


                    RECOMMENDATION OF THE BOARD OF DIRECTORS

       The Board of Directors recommends that shareholders vote "FOR" approval of the 2004 Plan.


                                AMENDMENT OF THE
                        1999 INCENTIVE COMPENSATION PLAN

       The Board of Directors and its Compensation Committee have adopted and approved an amendment to the Company's 1999 Incentive Compensation Plan (the "1999 Plan"), subject to shareholder approval. The amendment to the 1999 Plan is intended to give the Compensation Committee the discretion to allow option holders to transfer non-qualified stock options to certain family members or family-related trusts, foundations or other entities, subject to limitations determined by the Compensation Committee.

       The 1999 Plan was adopted by the Company to align the interests of participating key employees with the interest of the Company's shareholders, encourage equity ownership in the Company by participating key employees, and provide an incentive to participating key employees for continuous employment with the Company and its subsidiaries (the "Cato Group").

       The following is a summary of the proposed amendment to the 1999 Plan and the major features of the 1999 Plan, but it is qualified by reference to the full text of the amended and restated 1999 Plan, a copy of which has been submitted with this Proxy Statement to the SEC and can be obtained on the SEC's website at www.sec.gov.

PROPOSED AMENDMENT

       Prior to this amendment, the 1999 Plan generally provided that an option holder could not assign or transfer non-qualified stock options, except at death by operation of the option holder's will or the laws of descent and distribution. The 1999 Plan has been amended, subject to shareholder approval, to allow the Compensation Committee to authorize the transfer of non-qualified stock options under certain circumstances to an option holder's designated family members or family-related trusts, foundations or other entities. Comparable provisions are included in the 2004 Incentive Compensation Plan (the "2004 Plan"), which is being submitted for shareholder approval at the Annual Meeting. The amendment to the 1999 Plan would provide consistency with the 2004 Plan and flexibility for participants and the Compensation Committee.

       In particular, the amendment would allow the Compensation Committee the discretion to permit an option holder to transfer options, in whole or in part, for no consideration to (a) the option holder's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, or any person sharing the option holder's household (other than a tenant or employee) ("Family Members");
(b) a trust in which the option holder's Family Members have more than 50% of the beneficial interest; (c) a foundation in which the option holder's Family Members (or the option holder) control the management of assets; or (d) any other entity in which the option holder's Family Members (or the option holder) own more than 50% of the voting interests. In all cases, the Compensation Committee would have to be given advance written notice of the terms of any proposed transfer. The consent of the Compensation Committee would be required for a transfer to be effective and the transfer would be subject to the rules and conditions imposed by the Compensation Committee. Any transferred options would continue to be subject to the same terms and conditions in the hands of the transferee as were applicable immediately prior to the transfer (including the provisions of the 1999 Plan and any related option agreement regarding the expiration or termination of the options).

ADMINISTRATION

       The 1999 Plan is administered by the Compensation Committee of the Board. The Compensation Committee has the full authority to select the recipients of awards granted under the 1999 Plan, to determine the type and size of awards, and to determine and amend the terms, restrictions and conditions of awards. The Compensation Committee also has the full authority to construe and interpret the 1999 Plan and any related award agreement, to establish rules and regulations relating to the administration of the 1999 Plan, to delegate administrative responsibilities, and to make all other determinations that may be necessary or advisable for the administration of the 1999 Plan.

ELIGIBILITY

       Awards may be granted under the 1999 Plan to key employees of the Cato Group who occupy responsible managerial or professional positions and who have the capability of making a substantial contribution to the success of the Cato Group as determined by the Compensation Committee. In selecting participants and in determining the form and amount of awards, the Compensation Committee will consider any factors it deems relevant, including the key employee's functions, responsibilities and the value of the employee's past and future services to the Company's profitability and sound growth. As of January 31, 2004, there were approximately 350 key employees who potentially could be considered eligible for the 1999 Plan.

TYPES OF AWARDS

       The Compensation Committee may grant awards under the 1999 Plan in the form of non-qualified stock options, restricted stock and cash bonuses. Each type of award is discussed in more detail below.

SHARES SUBJECT TO THE 1999 PLAN

       The 1999 Plan provides that an aggregate of 1,000,000 shares of Class A and Class B Stock (collectively, the "Common Stock) is authorized for issuance upon exercise of options and for awards of restricted stock, such number being subject to adjustment for stock splits, stock dividends, and certain other types of recapitalizations.

       As of January 31, 2004, 593,400 shares of Common Stock have been issued or are subject to outstanding awards under the 1999 Plan, leaving a total of approximately 406,600 shares available for future issuance. No further awards may be granted under the 1999 Plan after July 31, 2004. The closing price of a share of the Company's Class A Stock on the NYSE on April 21, 2004 was $20.18. If the 2004 Plan is approved by shareholders, the remaining shares available for grant under the 1999 Plan will be cancelled and the 1999 Plan will be terminated.

STOCK OPTIONS

       Stock options generally may be awarded from time to time in the discretion of the Compensation Committee. Stock options give the recipient an opportunity to purchase shares of Common Stock from the Company at a designated exercise price. Option awards may consist only of options not intended to qualify as incentive stock options under Section 422 of the Code. No participant may be granted in any calendar year options to purchase more than 200,000 shares of Common Stock.

       The exercise price of options granted under the 1999 Plan is determined at the discretion of the Compensation Committee, but the exercise price per share generally may not be less than the fair market value of a share of Common Stock on the grant date of the option. For this purpose, fair market value generally is based on the average of the high and low sale prices of the Class A Stock on the NYSE on the grant date.

       The exercise price of an option may be paid in cash, or if permitted by the Compensation Committee, in shares of Common Stock, a combination of both, or such other consideration as the Committee may deem appropriate. In addition, the Committee may permit a participant to elect to pay the exercise price by authorizing a third party to sell Common Stock (or a sufficient portion of the shares) acquired upon exercise of the stock option and remit to the Company a sufficient portion of the sale proceeds to pay the entire option price and any tax withholding resulting from such exercise.

       Stock options will be exercisable at such time or times and subject to such restrictions as determined by the Compensation Committee. The Compensation Committee will establish the time period within which options must be exercised, but options may not have a term greater than 10 years.

       Except as otherwise provided by the Compensation Committee, the following rules apply if an option holder's employment with the Cato Group terminates. If an option holder's employment with the Cato Group terminates for any reason other than death, disability or an eligible retirement, the option holder generally may exercise his or her stock options (but only to the extent exercisable on the date of termination) within the 90-day period following such termination. If the option holder's employment terminates due to his or her death, disability or eligible retirement, options (to the extent exercisable on the date of termination) generally may be exercised during the one-year period following termination. In no event can an option be exercised after the expiration of its term (i.e., the option period fixed by the Compensation Committee).

       Options generally may not be transferred other than by will or the laws of descent and distribution and options generally may be exercised during the lifetime of the option holder only by the option holder. However, pursuant to the proposed amendment to the 1999 Plan, the Compensation Committee will have the discretion to permit the transfer of stock options, without consideration, to certain family members or family-related trusts, foundations or other entities, subject to limitations determined by the Compensation Committee.

RESTRICTED STOCK

       Restricted stock is an award of shares of Common Stock that is subject to restrictions and such other terms and contingencies as the Compensation Committee determines. Such contingencies may include continuous service. The Committee also may condition the award (and, in the case of executives whose awards are subject to the deduction limitations of Section 162(m) of the Code, will condition the award) on the achievement of one or more performance goals, including net profit after taxes, return on assets, return on shareholder's equity, return on capital, net earnings, operating earnings (any of which may be calculated with respect to the Company or any subsidiary or division), earnings per share and trading price of the Common Stock. If the vesting of a restricted stock award is based solely on the completion of service, rather than the achievement of performance goals, the required period of service for vesting purposes may not be less than three years (subject to acceleration, to the extent permitted by the Committee, in the event of the participant's death, disability, involuntary termination or change in control of the Company). No participant may be granted in any calendar year more than 200,000 shares of restricted stock.

       Restricted stock generally may not be transferred until all restrictions applicable to the award have lapsed or been satisfied.

       Except as otherwise provided by the Compensation Committee, the following rules apply with respect to restricted stock if a participant's employment with the Cato Group terminates. If employment with the Cato Group terminates due to the participant's death, disability or eligible retirement, a prorated portion of any remaining restricted stock awarded to the participant will become unrestricted (as determined under the 1999 Plan). If employment terminates for any reason other than the participant's death, disability or eligible retirement, restricted stock still subject to a restriction period will be forfeited.

CASH BONUSES

       The Compensation Committee may award cash bonuses to participants based upon the achievement of one or more performance goals. The criteria upon which the performance goals may be based are net profit after taxes, return on assets, return on shareholder's equity, return on capital, net earnings, operating earnings (any of which may be calculated with respect to the Company or any subsidiary or division), earnings per share and trading price of the Common Stock.

       For each bonus period (typically, a one-year period), the Compensation Committee will select participants and will, within the first 25% of the bonus period, establish in writing the performance criteria and goals for the bonus period and the formula for determining the amount of the cash bonus payable to each participant based upon the extent to which the performance goals are attained. Following the completion of a bonus period, the Committee must, prior to the payment of any bonuses, review and certify in writing the extent to which the goals have been attained and the calculation of any awards.

       The Compensation Committee may, within the first 25% of any bonus period, or at any later time thereafter (except to the extent that to do so would cause an award not to be deductible for purposes of Section 162(m) of the Code), exercise discretion to adjust or modify the calculation of a performance goal to prevent the dilution or enlargement of participant rights in the event of, or in anticipation of, any unusual or extraordinary corporate event, any unusual or nonrecurring events affecting the Company or its financial statements, in response to changes in laws, regulations, accounting principles or business conditions, changes in economic or business conditions, or other circumstances deemed relevant. The Committee may, in its sole discretion, reduce or eliminate any bonus award otherwise payable. In no event may any participant receive a cash bonus for any bonus period greater than $1,250,000.

       The Committee may provide for the deferred payment of all or a portion of a cash bonus, and may further condition the right to receive deferred amounts on the achievement of other performance goals, on continued employment, or other conditions.

       In general, a participant must be employed by the Company on the last day of the bonus period and at the time of the bonus payment in order to receive the bonus for that period. However, if employment terminates due to the participant's death, disability or eligible retirement, any cash bonus otherwise payable for the period in which such termination occurs will be prorated (as determined under the 1999 Plan).

CHANGE IN CONTROL

       Upon a dissolution or liquidation of the Company, or a merger or other consolidation that involves a "change in control" (as defined in the 1999 Plan) of the Company, then all restrictions on restricted stock will lapse and such stock will become unrestricted. In addition, each outstanding option will terminate, but each option holder will have the right immediately prior to such event to exercise his or her options in whole or in part without regard to any vesting schedule that otherwise would apply. The Compensation Committee also may elect to accelerate the vesting or cause restrictions to lapse with respect to other awards upon a change in control of the Company.

AMENDMENT, SUSPENSION AND TERMINATION OF PLAN

       The Compensation Committee generally may amend, suspend or terminate the 1999 Plan at any time without notice. However, under the terms of the 1999 Plan, the Committee may not, without shareholder approval, adopt any amendment that would require shareholder approval pursuant to Section 16 of the Securities Exchange Act of 1934 or Section 162(m) of the Code. In addition, since the Company's Class A Stock is traded on the NYSE, shareholder approval also may be required in the case of material amendments. The Committee also may generally amend, to the extent it deems appropriate, any unexercised, unearned or unpaid award, except to the extent that such amendment would adversely affect a participant without his or her consent or would prevent deductibility of the award under Section 162(m) of the Code.

FEDERAL INCOME TAX CONSEQUENCES

       The following is a brief summary of certain federal income tax consequences that apply with respect to awards that may be granted under the 1999 Plan. This summary is based on current laws and regulations that may change in the future. This summary is general in nature and is not intended to be complete. The summary does not describe a number of special tax rules, including any foreign, state or local tax consequences, wage withholding requirements or various other rules that could apply to a particular individual or to the Company under certain circumstances.

NON-QUALIFIED STOCK OPTIONS

       The grant of non-qualified stock options has no federal income tax consequences to the Company or the option holder. Upon the exercise of a non-qualified stock option, the option holder will recognize ordinary income equal to the excess of the fair market value of the acquired shares on the date of exercise over the exercise price paid for the shares. The Company generally will be allowed a federal income tax deduction equal to the same amount that the option holder recognizes as ordinary income. In the event of the disposition of the acquired shares of Common Stock, any additional gain (or loss) generally will be taxed to the option holder as either short-term or long-term capital gain (or loss) depending on how long the shares were held.

RESTRICTED STOCK

       There generally should not be any federal income tax consequences to the Company or the recipient upon the grant of restricted stock. The recipient normally will recognize ordinary income when shares of the restricted stock vest (which means that the shares are no longer subject to a substantial risk of forfeiture) or become transferable, whichever occurs first. However, a recipient instead may elect to recognize ordinary income at the time the restricted stock is granted by making an election under Section 83(b) of the Code within 30 days after the grant date. In either case, the recipient will recognize ordinary income equal to the fair market value of such shares of stock at the time the income is recognized (reduced by the amount, if any, the recipient paid for the stock) and the Company generally will be entitled to a corresponding tax deduction (subject to Section 162(m) limitations). If the recipient subsequently disposes of the shares of Common Stock, any additional gain (or loss) should be eligible for short-term or long-term capital gain tax treatment, depending on how long the shares were held after the ordinary income was recognized. If a recipient makes an "83(b) election" and then forfeits the shares of Common Stock, the recipient normally will not be entitled to any tax deduction or refund with respect to the tax already paid.

CASH BONUSES

       An employee will not have taxable income upon the grant of a contingent right to a cash bonus. The cash bonus will be taxable income to the employee at the time it is paid and (subject to Section 162(m) limitations) the Company will be entitled to a corresponding tax deduction.

SECTION 162(M)

       As discussed above, Section 162(m) of the Code generally limits the Company's annual federal income tax deduction for compensation paid to certain covered employees (generally, the Chief Executive Officer and the four other most highly compensated officers) to $1 million with respect to each such officer. However, compensation that qualifies as "performance-based compensation" under Section 162(m) is not subject to this deduction limit. The Company intends that awards under the 1999 Plan to covered employees generally comply with the requirements of the performance-based compensation exclusion under Section 162(m). However, the Company also must approach executive compensation in a manner which will attract, motivate and retain key personnel whose performance increases the value of the Company. Accordingly, the Compensation Committee may from time to time exercise its discretion to award compensation that may not be deductible under Section 162(m) of the Code when in its judgment such award would be in the interests of the Company.

1999 PLAN BENEFITS

       The table below sets forth certain information concerning grants under the 1999 Plan during the last fiscal year.

                                                 PLAN BENEFITS
                                      1999 INCENTIVE COMPENSATION PLAN

NAME AND POSITION                                              DOLLAR VALUE       NUMBER OF UNITS (#)
John P. Derham Cato....................................             --                         --
Chairman, President and
Chief Executive Officer

B. Allen Weinstein ...................................              --                         --
Executive Vice President
Chief Merchandising Officer
of the Cato Division

Michael O. Moore......................................              --                         --
Executive Vice President
Chief Financial Officer
and Secretary

David Kempert.........................................              --                         --
Executive Vice President
Chief Store Operations Officer
of the Cato Division

C. David Birdwell.....................................              --                         --
Executive Vice President
President and General Manager
of the It's Fashion! Division

All current executive officers as a group ............              --                         --

All current non-executive officer directors as a group              --                         --

All employees other than current executive officers              $64,225 (1)               19,500
  as a group..........................................

------------------------------

(1) Value is based on the market price of underlying securities as of January 30, 2004, the last trading day before the fiscal year end.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends that shareholders vote "FOR" approval of the amendment of the 1999 Plan.

                                AMENDMENT OF THE
                      1987 NON-QUALIFIED STOCK OPTION PLAN

       The Board of Directors and its Compensation Committee have adopted and approved an amendment to the Company's 1987 Non-Qualified Stock Option Plan (the "1987 Plan"), subject to shareholder approval. The amendment to the 1987 Plan is intended to give the Compensation Committee the discretion to allow option holders to transfer non-qualified stock options to certain family members or family-related trusts, foundations or other entities, subject to limitations determined by the Compensation Committee.

       The 1987 Plan was adopted by the Company to provide an incentive to participating key employees for continuous employment with the Company and to encourage stock ownership by such employees.

       The following is a summary of the proposed amendment to the 1987 Plan and the major features of the 1987 Plan, but it is qualified by reference to the full text of the amended and restated 1987 Plan, a copy of which has been submitted with this Proxy Statement to the SEC and can be obtained on the SEC's website at www.sec.gov.

PROPOSED AMENDMENT

       Prior to this amendment, the 1987 Plan generally provided that an option holder could not assign or transfer non-qualified stock options, except at death by operation of the option holder's will or the laws of descent and distribution. The 1987 Plan has been amended, subject to shareholder approval, to allow the Compensation Committee to authorize the transfer of non-qualified stock options under certain circumstances to an option holder's designated family members or family-related trusts, foundations or other entities. Comparable provisions are included in the 2004 Incentive Compensation Plan (the "2004 Plan"), which is being submitted for shareholder approval at the Annual Meeting. The amendment to the 1987 Plan would provide consistency with the 2004 Plan and flexibility for participants and the Compensation Committee.

       In particular, the amendment would allow the Compensation Committee the discretion to permit an option holder to transfer options, in whole or in part, for no consideration to (a) the option holder's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, or any person sharing the option holder's household (other than a tenant or employee) ("Family Members");
(b) a trust in which the option holder's Family Members have more than 50% of the beneficial interest; (c) a foundation in which the option holder's Family Members (or the option holder) control the management of assets; or (d) any other entity in which the option holder's Family Members (or the option holder) own more than 50% of the voting interests. In all cases, the Compensation Committee would have to be given advance written notice of the terms of any proposed transfer. The consent of the Compensation Committee would be required for a transfer to be effective and the transfer would be subject to the rules and conditions imposed by the Compensation Committee. Any transferred options would continue to be subject to the same terms and conditions in the hands of the transferee as were applicable immediately prior to the transfer (including the provisions of the 1987 Plan and any related option agreement regarding the expiration or termination of the options).

ADMINISTRATION

       The 1987 Plan is administered by the Compensation Committee of the Board. The Compensation Committee has full discretionary authority in administering and interpreting the 1987 Plan.

ELIGIBILITY

       Awards may be granted under the 1987 Plan to key employees, including officers, of the Company and its subsidiaries. The Compensation Committee may select key employees from time to time to receive awards under the 1987 Plan. As of January 31, 2004, there were approximately 350 key employees who potentially could be considered eligible for the 1987 Plan.

TYPES OF AWARDS

       The Compensation Committee may grant awards under the 1987 Plan in the form of non-qualified stock options and related stock appreciation rights (or "SARs"). Each type of award is discussed in more detail below.

SHARES SUBJECT TO THE 1987 PLAN

       The 1987 Plan provides that an aggregate of 3,075,000 shares of Class A Stock and Class B Stock (collectively, the "Common Stock") is authorized for issuance upon exercise of options and for exercise of related SARs, such number being subject to adjustment for stock splits, stock dividends, and certain other types of recapitalizations. Shares represented by options and SARs that are forfeited or terminated without being exercised or surrendered for payment generally are again available for issuance under the 1987 Plan.

       As of January 31, 2004, a total of 3,060,682 shares of Common Stock have been issued or are subject to outstanding options granted under the 1987 Plan, leaving 14,318 shares available for issuance pursuant to new option and SAR grants. To date, no SARs have been granted under the 1987 Plan. The closing price of a share of the Company's Class A Stock on the NYSE on April 21, 2004 was $20.18.

STOCK OPTIONS

       Stock options generally may be awarded from time to time in the discretion of the Compensation Committee. Stock options give the recipient an opportunity to purchase shares of Common Stock from the Company at a designated exercise price. Option awards may consist only of options not intended to qualify as incentive stock options under Section 422 of the Code. The exercise price of options granted under the 1987 Plan is determined at the discretion of the Compensation Committee, but the exercise price per share generally may not be less than the fair market value of a share of Common Stock on the grant date of the option. No participant may be granted in any calendar year options to purchase more than 100,000 shares of Common Stock.

       Stock options will be exercisable at such time or times and subject to such restrictions as determined by the Compensation Committee. The Compensation Committee will establish the time period within which options must be exercised, but options may not have a term greater than 10 years. If an option holder's employment is terminated for cause, the option holder's stock options will immediately expire and no longer can be exercised.

       Options generally may not be transferred other than by will or the laws of descent and distribution and options generally may be exercised during the lifetime of the option holder only by the option holder. However, pursuant to the proposed amendment to the 1987 Plan, the Compensation Committee will have the discretion to permit the transfer of stock options, without consideration, to certain family members or family-related trusts, foundations or other entities, subject to limitations determined by the Compensation Committee.

STOCK APPRECIATION RIGHTS

       The Compensation Committee may, in its discretion, grant SARs in tandem with specific grants of options under the 1987 Plan. SARs may be granted only in conjunction with, and at the same time as, a related option, but may be granted with respect to all or only a specified portion of that option. The purpose of the tandem SARs is to facilitate the exercise of options by option holders in cases in which, in the judgment of the Compensation Committee, the exercise of the option would be significantly burdensome to the option holder. No individual may be granted stock appreciation rights under the 1987 Plan with respect to an aggregate of more than 100,000 shares of Common Stock during any calendar year.

       SARs may be exercised only to the extent that the options to which they relate are exercisable. SARs entitle the holder, upon exercise in connection with the exercise of a tandem stock option, to an amount equal to the difference between the exercise price of the related option and the fair market value of the Common Stock on the date of exercise, multiplied by the number of shares with respect to which the SARs are exercised. This amount may be payable in cash, shares of Common Stock or a combination thereof, as determined by the Compensation Committee. The exercise of SARs results in the termination of the related options to the extent of the number of shares of Common Stock with respect to which such SARs are exercised. The number of shares with respect to which SARs are exercised will reduce the maximum number of shares available for issuance under the 1987 Plan by a corresponding amount.

       SARs granted to the Company's executive officers and directors are not exercisable during the first six months after the date of grant except in the case of death or disability of the option holder. Additionally, executive officers and directors may exercise SARs only during the ten-day period beginning on the 3rd business day following the Company's release of quarterly or annual earnings and ending on the 12th day following such release, or such other period as provided under Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule.

       SARs expire no later than the expiration date of the related stock option. If a recipient's employment is terminated for cause, the recipient's SARs will immediately expire and no longer can be exercised.

       SARs generally may not be transferred other than by will or the laws of descent and distribution and SARs generally may be exercised during the lifetime of the recipient only by the recipient.

CHANGE IN CONTROL

       The 1987 Plan provides for accelerated vesting of outstanding options in the event any third party commences a tender offer or exchange offer that would result in the acquisition by such party of more than 50% of the combined voting power of the Company. In addition, upon a dissolution or liquidation of the Company, or a merger or other consolidation in which the Company is not the surviving corporation, each outstanding option will terminate, but each option holder will have the right immediately prior to such event to exercise his or her options in whole or in part without regard to any vesting schedule that otherwise would apply.

AMENDMENT, SUSPENSION OR TERMINATION

       The Board generally may, to the extent permitted by law, amend, suspend, or terminate the 1987 Plan or suspend the right to exercise outstanding options and SARs issued under the 1987 Plan at any time without notice. However, under the terms of the 1987 Plan, the Board may not, without shareholder approval, materially increase the number of shares subject to the 1987 Plan, change the designation of the class of employees eligible for the 1987 Plan, decrease or change the manner of determining the price of option grants or materially increase the benefits available to persons eligible to receive options under the Plan. In addition, since the Company's Class A Stock is traded on the NYSE, shareholder approval also may be required in the case of other material amendments. Subject to the terms and conditions of the 1987 Plan, the Committee may modify, extend or renew outstanding options, accept the surrender of outstanding options and authorize the granting of substitute options. However, no modification of an outstanding option may alter or impair the rights and obligations of the holder of such option without his or her consent.

FEDERAL INCOME TAX CONSEQUENCES

       The following is a brief summary of certain federal income tax consequences that apply with respect to awards that may be granted under the 1987 Plan. This summary is based on current laws and regulations that may change in the future. This summary is general in nature and is not intended to be complete. The summary does not describe a number of special tax rules, including any foreign, state or local tax consequences, wage withholding requirements or various other rules that could apply to a particular individual or to the Company under certain circumstances.

NON-QUALIFIED STOCK OPTIONS

       The grant of non-qualified stock options has no federal income tax consequences to the Company or the option holder. Upon the exercise of a non-qualified stock option, the option holder will recognize ordinary income equal to the excess of the fair market value of the acquired shares on the date of exercise over the exercise price paid for the shares. The Company generally will be allowed a federal income tax deduction equal to the same amount that the option holder recognizes as ordinary income. In the event of the disposition of the acquired shares of Common Stock, any additional gain (or loss) generally will be taxed to the option holder as either short-term or long-term capital gain (or loss) depending on how long the shares were held.

STOCK APPRECIATION RIGHTS

       The grant of SARs has no federal income tax consequences to the Company or the recipient. Upon the exercise of SARs, the recipient will recognize ordinary income equal to the amount of cash received and the fair market value of any shares of Common Stock received. The Company generally will be allowed a federal income tax deduction equal to the same amount that the recipient recognizes as ordinary income.

SECTION 162(M)

       As discussed above, Section 162(m) of the Code generally limits the Company's annual federal income tax deduction for compensation paid to certain covered employees (generally, the Chief Executive Officer and the four other most highly compensated officers) to $1 million with respect to each such officer. However, compensation that qualifies as "performance-based compensation" under Section 162(m) is not subject to this deduction limit. The 1987 Plan was amended in 2000 to comply with the requirements of the performance-based compensation exclusion under Section 162(m), and since that time, the Company has intended that stock options and stock appreciation rights awarded to covered employees under the 1987 Plan generally qualify as "performance-based" compensation that will not be subject to the Section 162(m) deduction limit.

1987 PLAN BENEFITS

       No option grants were made under the 1987 Plan during the last fiscal year. Since any future grants under the 1987 Plan will be made at the discretion of the Compensation Committee, grants that may be received by any particular person or group are not presently determinable.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends that shareholders vote "FOR" approval of the amendment of the 1987 Plan.

                          CHANGE OF INDEPENDENT AUDITOR

       Effective September 16, 2003, the Audit Committee approved the dismissal of its independent auditor, Deloitte & Touche LLP, and engaged
PricewaterhouseCoopers LLP as its new independent auditor.
PricewaterhouseCoopers LLP has audited the Company's financial statements for fiscal year ended January 31, 2004.

       During the Company's fiscal years ended February 2, 2002 and February 1, 2003, and the subsequent interim periods through September 16, 2003, there were no disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte & Touche LLP's satisfaction, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements for such periods. None of the reportable events described under Item 304 (a) (1) (v) of Regulation S-K occurred during the Company's fiscal years ended February 2, 2002 and February 1, 2003, or during any subsequent interim period through September 16, 2003.

       The audit reports issued by Deloitte & Touche LLP on the Company's consolidated financial statements as of and for the fiscal years ended February 2, 2002 and February 1, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The Company provided Deloitte & Touche LLP with a copy of the foregoing disclosures, and a letter from Deloitte & Touche LLP confirming its agreement with these disclosures was filed as an exhibit to the Company's Form 8-K, filed with the Securities and Exchange Commission on September 23, 2003, amended October 6, 2003.

       During the Company's fiscal years ended February 2, 2002 and February 1, 2003, and through subsequent interim periods through September 16, 2003, the Company did not consult with PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any of the other matters or events set forth in Item 304 (a) (2) (i) and (ii) of Regulation S-K.

                        SELECTION OF INDEPENDENT AUDITOR

       The Audit Committee has selected PricewaterhouseCoopers LLP as independent auditor to examine the Company's financial statements for fiscal year ended January 29, 2005. This selection is being presented to the shareholders for their ratification at the annual meeting. Deloitte & Touche LLP examined the Company's financial statements for the fiscal years ended February 1, 2003 and February 2, 2002. PricewaterhouseCoopers LLP audited the Company's financial statements for the fiscal year ended January 31, 2004. A representative of PricewaterhouseCoopers LLP and a representative of Deloitte & Touche LLP are expected to attend the meeting, respond to appropriate questions from shareholders present at the meeting and, if such representative desires, to make a statement. The affirmative vote of a majority of the votes present or represented at the annual meeting and entitled to vote by the holders of Class A Stock and Class B Stock, voting as a single class, is required to approve the proposal. The directors recommend that shareholders vote FOR the proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditor.

AUDIT COMMITTEE REPORT

       The Audit Committee of the Board of Directors is composed of three independent directors and operates under a written charter adopted by the Audit Committee, the Corporate Governance and Nominating Committee, and the Board of Directors which is attached hereto as Appendix A and is available on the Company's website at www.catocorp.com. The Board of Directors has determined that all members of the Audit Committee possess the required level of financial literacy and in accordance with the independence requirements of the New York Stock Exchange are "independent".

       Management is responsible for the Company's internal controls and the financial reporting process. PricewaterhouseCoopers LLP, the Company's independent auditor, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee, among other things, is responsible for monitoring and overseeing these processes and is directly responsible for the appointment, compensation, retention and oversight of the Company's independent auditor.

       The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibility for safeguarding the Corporation's assets and for the integrity of the accounting and reporting practices of the Corporation and such other duties as directed by the Board. As set forth in the Audit Committee Charter, the Audit Committee is not responsible for conducting audits or preparing or determining whether the Company's financial statements are accurate or complete or conform with accounting principles generally accepted in the United States of America. The Company's independent auditor is responsible for expressing an opinion on the conformity of audited financial statements to accounting principles generally accepted in the United States of America.

       In the performance of its oversight function and in accordance with its responsibilities under its charter, the Audit Committee has reviewed and discussed the audited financial statements for the year ended January 31, 2004 with management and the independent auditor. The Audit Committee has discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 titled "Communication with Audit Committees." In addition, the Audit Committee has received from the independent auditor the written disclosures and letter required by the Independence Standards Board, Standard No. 1 titled "Independence Discussions with Audit Committees" and discussed with the independent auditor their independence from the Company and its management. The Audit Committee also has considered whether the independent auditor's provision of non-audit services to the Company is compatible with the auditor's independence.

       Based on the reviews and discussions mentioned above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended January 31, 2004 be included in the Company's Annual Report to shareholders and to the Securities and Exchange Commission on Form 10-K.

AUDIT COMMITTEE MEMBERS

Grant L. Hamrick, Chairman
Robert W. Bradshaw, Jr.
A. F. (Pete) Sloan

AUDIT FEES

       Deloitte & Touche LLP audited the Company's consolidated financial statements and provided professional services for fiscal year ended February 1, 2003 and provided professional services for the interim periods through September 16, 2003. The aggregate Deloitte & Touche LLP fees for all professional services rendered for the quarters ended May 3, 2003 and August 2, 2003 and for fiscal year ended February 1, 2003 were:

                           DELOITTE & TOUCHE LLP AUDIT FEES


                                 FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                 JANUARY 31, 2004         FEBRUARY 1, 2003
        Audit Fees                    $27,484                 $213,050
        Audit Related Fees                  0                   59,700(1)
        Tax Fees                        2,857(2)                24,500(2)
        All Other Fees                 35,000(3)               212,736(4)

       (1) Consists of audits of employee benefit plans, subsidiaries, and expenses related thereto.

       (2) Consists of tax compliance and related tax matters.

       (3) Consists of related party transaction review.

       (4) Consists of information technology review and internal control review.

       PricewaterhouseCoopers LLP audited the Company's consolidated financial statements for the fiscal year ended January 31, 2004. The aggregate PricewaterhouseCoopers LLP fees for all professional services rendered for fiscal year ended January 31, 2004 were:

                       PRICEWATERHOUSECOOPERS LLP AUDIT FEES

                                 FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                 JANUARY 31, 2004         FEBRUARY 1, 2003
        Audit Fees                    $165,000                    $0
        Audit Related Fees              65,000(1)                  0
        Tax Fees                        32,330(2)                  0
        All Other Fees                  25,000(3)                  0

       (1) Consists of audits of employee benefit plans, subsidiaries, and expenses related thereto.

       (2) Consists of tax compliance and related tax matters.

       (3) Consists of related party transaction review.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES BY THE INDEPENDENT AUDITOR

       The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor's independence from the Company. Accordingly, the Audit Committee has adopted procedures and conditions under which services proposed to be performed by the independent auditor must be pre-approved.

       Pursuant to this policy, the Audit Committee will consider annually and approve the terms of the audit engagement. Any proposed engagement relating to permissible non-audit services must be presented to the Audit Committee and pre-approved on a case-by-case basis. In addition, particular categories of permissible non-audit services that are recurring may be pre-approved by the Audit Committee subject to pre-set fee limits. If a category of services is so approved, the Audit Committee will be regularly updated regarding the status of those services and the fees incurred. The Audit Committee reviews requests for the provision of audit and non-audit services by the Company's independent auditor and determines if they should be approved. Such requests could be approved either at a meeting of the Audit Committee or upon approval of the Chair of the Audit Committee, or another member of the Audit Committee designated by the Chair. If a permissible non-audit service is approved by the Chair or his designee, that decision is required to be presented at the next meeting of the Audit Committee. Prior to approving any services, the Audit Committee considers whether the provision of such services are consistent with the SEC's rules on auditor independence and are compatible with maintaining PricewaterhouseCoopers LLP independence.

                              SHAREHOLDER PROPOSALS

       Shareholders who intend to present proposals for consideration at next year's annual meeting are advised that, pursuant to rules of the Securities and Exchange Commission, any such proposal must be received by the Secretary of the Company at the Company's principal executive offices, 8100 Denmark Road, Charlotte, North Carolina 28273-5975 no later than the close of business on December 30, 2004 if such proposal is to be considered for inclusion in the proxy statement and proxy appointment form relating to that meeting. Only persons who have held beneficially or of record at least $2,000 in market value, or 1% of the combined class of Class A and Class B Common Stock, for at least one year on the date the proposal is submitted and who continue in such capacity through the meeting date are eligible to submit proposals to be considered for inclusion in the Company's proxy statement. In addition, pursuant to rules of the Securities and Exchange Commission, the Company may direct the persons named in the Company's proxy with respect to next year's annual meeting to exercise discretionary voting authority to vote against any matter, without any disclosure of such matter in the Company's proxy statement, if notice of such matter is received by the Secretary of the Company later than the close of business on March 16, 2005.

                                  OTHER MATTERS

       The Board of Directors of the Company knows of no matters which will be presented for consideration at the meeting other than those set forth in this proxy statement. However, if any other matters are properly presented for action, it is the intention of the persons named in the proxy to vote on them in accordance with their best judgment.



                                            For the Board of Directors

                                            THE CATO CORPORATION




                                            MICHAEL O. MOORE
April 30, 2004                              SECRETARY

                                                                      APPENDIX A
                              THE CATO CORPORATION

                             AUDIT COMMITTEE CHARTER

PURPOSE OF THE COMMITTEE

The purpose of the Audit Committee ("the Committee") is to assist the Board of Directors ("the Board") of The Cato Corporation ("the Company") in fulfilling its oversight responsibilities for (a) the integrity of the Company's financial statements, (b) the Company's compliance with legal and regulatory requirements,
(c) safeguarding the Company's assets, (d) the independence, qualifications and performance of the independent auditors and (e) the performance of the internal audit function.

While the Committee has the responsibility and authority set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete, accurate and prepared in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors.

The independent auditors are selected by, report directly to and are ultimately accountable to the Committee. The Committee has direct responsibility and sole authority for the appointment, compensation and oversight of the work of the independent auditors (including resolution of any disagreements between management and the independent auditors regarding accounting and financial reporting matters) for the purpose of reporting on the Company's financial statements.

The Company shall provide appropriate funding, as required, for (a) compensation to the independent auditors for all audit and any other services requested or preapproved by the Committee, (b) compensation to any advisors employed by the Committee, and (c) ordinary administrative expenses of the Committee that may be necessary in fulfilling its duties.

COMMITTEE MEMBERSHIP

The membership of the Committee shall be comprised of three of more directors appointed by the Board as recommended by the Corporate Governance Committee, each of whom will meet the independence and expertise requirements established by applicable regulations. The Committee Chairman shall be appointed by the Board.

To the extent permitted by law and regulations, the Committee may delegate certain responsibilities to the Chairman or to a subcommittee, as it deems appropriate. In the event of such delegation, the Chairman or subcommittee shall make regular reports to the Committee regarding such responsibilities.

MEETINGS

The Committee shall meet at least four times annually or more frequently as required. The Committee may request the presence of management or others to provide information or advice as needed. The Committee shall meet periodically with management, the independent auditors and the internal auditors in separate executive sessions as required by regulations and to discuss any matters these groups deem should be discussed privately.

INTEGRITY OF FINANCIAL STATEMENTS

To assist the Board in fulfilling its oversight responsibility for the integrity of the Company's financial statements, the Committee will:

     1. Review with management and the independent auditors prior to the release of earnings the Company's quarterly financial statements and Form 10-Q. At that time, discuss, as appropriate, the earnings press release and earnings guidance provided to analysts and rating agencies.
     2. Meet with the independent auditors prior to beginning the audit to review and approve the scope of their work.
     3. Review the Company's annual financial statements to be included in the annual report to the SEC on Form 10-K and the independent auditors report thereon along with Management's Discussion and Analysis of Financial Condition and Results of Operations with the independent auditors and management.
     4. Inquire of management and the independent auditors about policies with respect to risk assessment and management, significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.
     5. Meet privately with the independent auditors to discuss the results of the audit and any significant difficulties encountered during the course of the work, including any restrictions of audit scope or access to required information. This discussion should also include their judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial statements. Obtain the written disclosures required by Standard No. 1 of the Independence Standards Board concerning their independence.
     6. Inquire of the independent auditors about the adequacy of the Company's system of internal controls.
     7. Review any significant findings and recommendations resulting from the audit with the independent auditors and management's response thereto.
     8. Prepare a report for inclusion in the Company's Proxy Statement to include (a) whether the Committee has reviewed and discussed the audited financial statements with management and the independent auditors, (b) whether the Committee has discussed the results of the audit with the independent auditors, (c) whether the Committee has received the written disclosures from the independent auditors required by Standard No. 1 of the Independence Standards Board, and
          (d) whether the Committee recommends inclusion of the financial statements in the annual report to the SEC on Form 10-K.

OVERSIGHT OF INDEPENDENT AUDITORS

In fulfilling its responsibility for the oversight of the work of the independent auditors, the Committee will:

     1. In addition to the written disclosures obtained concerning independence, discuss with the independent auditors any and all relationships between them and the Company that could impair their independence.
     2. Preapprove all auditing and permitted non-audit services to be performed for the Company by the independent auditors.
     3. Obtain and review a report from the independent auditors at least annually describing (a) their internal quality control procedures including any material issues raised, and (b) any peer review, or any inquiry or investigation by governmental or professional authorities within the preceding five years including any material issues raised and any steps taken to deal with such issues.
     4. After reviewing the results of the annual audit and discussing the independent auditors performance with management, determine whether any change of independent auditors or of the lead engagement partner is warranted.

OVERSIGHT OF INTERNAL AUDIT FUNCTION

Annually review the proposed scope of activities of the internal audit function. Obtain periodic reports from the internal auditor on the results of their work and meet privately with the lead internal auditor to discuss any matters deemed appropriate. Annually evaluate the performance of the internal auditor and make any appropriate recommendations to management.

OTHER

     1. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters and the confidential submission by employees of concerns regarding questionable activities.
     2. Review this Charter at least annually and recommend any revisions to the Board.
     3. Conduct and present to the Board an annual evaluation of the Committee's performance.
     4. Establish hiring policies for employees and former employees of the independent auditors.
     5. After each Committee meeting, the Committee shall report its actions and recommendations to the Board.

                                                                      APPENDIX B
                              THE CATO CORPORATION
                        2004 INCENTIVE COMPENSATION PLAN
                                  April 8, 2004


ARTICLE 1. PURPOSE AND EFFECTIVE DATE

       1.1 PURPOSES OF THE PLAN. The Cato Corporation ("Cato") has established The Cato Corporation 2004 Incentive Compensation Plan (the "Plan") to promote the interests of Cato and its stockholders. The purposes of the Plan are to provide key employees of Cato and its Subsidiaries (collectively, the "Company") with incentives to contribute to the Company's performance and growth, to offer such persons stock ownership in Cato or other compensation that aligns their interests with those of Cato's stockholders and to enhance the Company's ability to attract, reward and retain such persons upon whose efforts the Company's success and future growth depends.

       1.2 EFFECTIVE DATE. The Plan was adopted by the Board of Directors on April 8, 2004 and shall be effective as of such date, subject to the requisite approval of Cato's stockholders at the 2004 Annual Meeting of Stockholders. Awards may be granted prior to stockholder approval of the Plan, provided that all such Awards must be subject to stockholder approval of the Plan. This means that no Option or SAR may be exercised prior to such approval, and all Awards must be subject to forfeiture if such approval is not obtained.

ARTICLE 2.    DEFINITIONS

       2.1 DEFINITIONS. The following terms, when capitalized in this Plan, shall have the meanings set forth below:

              (a) "Award" means, individually or collectively, an Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Award, or Incentive Bonus Award granted under this Plan.

              (b) "Award Agreement" means an agreement entered into by a Participant and Cato, setting forth the terms and conditions applicable to an Award granted to the Participant under this Plan.

              (c) "Board" or "Board of Directors" means the Board of Directors of Cato.

              (d) "Cause" means (i) the commission by the Participant of a crime or other act or practice that involves dishonesty or moral turpitude and either has an adverse effect on Cato and/or one or more Subsidiaries or the reputation thereof or is intended to result in the personal enrichment of the Participant at the expense of Cato or a Subsidiary (whether or not resulting in criminal prosecution or conviction); (ii) the Participant's gross negligence or willful misconduct in respect of the Participant's service with the Company;
(iii) the Participant's material violation of Company policies, including but not limited to policies regarding substance abuse, sexual harassment, and the disclosure of confidential information; or (iv) the continuous and willful failure by the Participant to follow the reasonable directives of the Participant's superiors or the Board of Directors. Notwithstanding the foregoing, if the Participant has entered into an employment agreement that is binding as of the date of the Participant's Termination of Employment and includes a definition of "Cause," then the definition of "Cause" in such agreement shall supplement the foregoing definition of "Cause" and shall also apply to the Participant. Following a Participant's Termination of Employment, if it is determined that the Participant's employment could have been terminated for Cause, such Participant's employment shall be deemed to have been terminated for Cause. In any event, the existence of "Cause" shall be determined by the Committee in its discretion.

              (e)    "Change in Control" means any of the following events:

                     (i) the acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing more than

50% of the combined voting power of Cato's then outstanding securities; provided, however, that the following transactions shall not constitute a Change in Control: (1) any acquisition directly from the Company, (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (3) any acquisition that constitutes a Corporate Transaction (as defined in subparagraph (ii) below) which would not constitute a Change in Control under subparagraph (ii) below; or

                     (ii) a merger, reorganization or consolidation or a sale or other disposition of all or substantially all of the stock or assets of Cato (each, a "Corporate Transaction") other than a Corporate Transaction in which the shareholders of Cato, as a group, will beneficially own, directly or indirectly, shares of stock with 50% or more of the combined voting power of the entity resulting from such Corporate Transaction (including, without limitation, a corporation or other Person which as a result of such transaction owns Cato or all or substantially all of Cato's assets either directly or through one or more subsidiaries);

                     (iii)  the complete liquidation or dissolution of Cato; or

                     (iv) a change in the composition of the Board during any two-year period such that the individuals who, as of the beginning of such two-year period, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that for this purpose, any individual who becomes a member of the Board subsequent to the beginning of the two-year period whose election, or nomination for election by Cato's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but provided further, that any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, including any successor to such Rule), or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, shall not be so considered as a member of the Incumbent Board.

Notwithstanding the foregoing, a transaction in which a Participant is materially affiliated with the acquiring Person or entity effecting a transaction that otherwise constitutes a Change in Control shall not constitute a Change in Control with respect to such Participant.

              (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor act thereto.

              (g) "Committee" means (i) the committee appointed by the Board to administer the Plan or (ii) in the absence of such appointment, the Board itself. Notwithstanding the foregoing, to the extent required for Awards to be exempt from Section 16 of the Exchange Act pursuant to Rule 16b-3, the Committee shall consist of two or more Directors who are "non-employee directors" within the meaning of such Rule 16b-3, and to the extent required for Awards to satisfy the requirements for "performance-based compensation" within the meaning of
Section 162(m) of the Code and the regulations thereunder, the Committee shall consist of two or more Directors who are "outside directors" within the meaning of Section 162(m) of the Code. The Compensation Committee of the Board of Directors shall constitute the Committee until otherwise determined by the Board of Directors.

              (h) "Common Stock" means the Class A common stock of Cato, par value $0.03? per share.

              (i) "Company" means The Cato Corporation, a Delaware corporation, or any successor thereto.

              (j) "Covered Employee" means a Participant who is a "covered employee" within the meaning of Section 162(m) of the Code or who is anticipated to be such a "covered employee" at the time Performance Compensation becomes payable.

              (k) "Director" means any individual who is a member of the Board of Directors of Cato.

              (l) "Disability" means a permanent and total disability as described in Section 22(e)(3) of the Code and determined by the Committee.

              (m)    "Employee" means an employee of the Company.

              (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

              (o) "Fair Market Value" means, as of a particular date, with respect to the Common Stock:

                     (i) the average of the high and low sale prices of the Common Stock, as reported on the New York Stock Exchange (or, if applicable, on such other principal securities exchange or on the Nasdaq National Market System ("Nasdaq") on which the Common Stock is then traded) or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported;

                     (ii) if the Common Stock is not listed on any securities exchange or traded on Nasdaq, but nevertheless is publicly traded and reported on Nasdaq without closing sale prices for the Common Stock being customarily quoted, Fair Market Value shall be determined on the basis of the average of the closing high bid and low asked quotations in such other over-the-counter market as reported by Nasdaq; but, if there are no bid and asked quotations in the over-the-counter market as reported by Nasdaq on that date, then the average of the closing bid and asked quotations in the over-the-counter market as reported by Nasdaq on the immediately preceding day such bid and asked prices were quoted; or

                     (iii) if the Common Stock is not listed on any securities exchange or traded on Nasdaq, Fair Market Value shall be determined by the Committee in good faith.

              (p) "Family Members" means the Participant's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, or any person sharing the Participant's household (other than a tenant or employee).

              (q) "Incentive Bonus" means the amount payable under an Incentive Bonus Award.

              (r) "Incentive Bonus Award" means a bonus opportunity awarded under Section 10 hereof.

              (s) "Incentive Stock Option" or "ISO" means an option to purchase shares of Common Stock granted under Article 6 which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

              (t) "Nonqualified Stock Option" or "NSO" means an option to purchase shares of Common Stock granted under Article 6, and which is not intended or otherwise fails to meet the requirements of Section 422 of the Code.

              (u) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

              (v) "Option Price" means the price at which a share of Common Stock may be purchased by a Participant pursuant to an Option, as determined by the Committee in accordance with Article 6.

              (w) "Participant" means an Employee who has been granted an Award under the Plan which is outstanding.

              (x) "Performance Compensation" means an Incentive Bonus, Restricted Stock, Restricted Stock Units or a Stock Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

              (y) "Performance Goals" means the criteria and objectives designated by the Committee that must be met during the Performance Period as a condition of the Participant's receipt of Performance Compensation, as described in Section 11.2 hereof.

              (z) "Performance Period" means the period designated by the Committee during which Performance Goals will be measured.

              (aa)   "Person" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

              (bb) "Plan" means The Cato Corporation 2004 Incentive Compensation Plan, as amended from time to time.

              (cc) "Restricted Period" means the period beginning on the grant date of an Award of Restricted Stock or Restricted Stock Units and ending on the date the shares of Common Stock subject to such Award are no longer restricted and subject to forfeiture.

              (dd) "Restricted Stock" means a share of Common Stock granted in accordance with the terms of Article 8, which Common Stock is subject to a substantial risk of forfeiture and such other restrictions as determined by the Committee.

              (ee) "Restricted Stock Unit" means the right to receive a share of Common Stock (or the value of a share of Common Stock) in the future granted in accordance with the terms of Article 8, which right is subject to a substantial risk of forfeiture and such other restrictions as determined by the Committee.

              (ff) "Retirement" means (i) a Termination of Employment on or after reaching age sixty-five or (ii) a Termination of Employment after reaching age sixty that is specifically approved by the Committee, in its discretion, as "Retirement" for purposes of the Plan.

              (gg)   "SAR" means a stock appreciation right granted pursuant to
Article 7.

              (hh) "Stock Award" means an equity-based award granted pursuant to Article 9.

              (ii) "Subsidiary" means a corporation, partnership, limited liability company, joint venture or other entity in which Cato directly or indirectly controls more than 50% of the voting power or equity or profits interests; provided, that for purposes of Incentive Stock Options, Subsidiary means a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

              (jj) "Ten Percent Stockholder" means a Participant who owns (directly or by attribution within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of Cato, any Subsidiary or a parent of Cato.

              (kk) "Termination of Employment" means the termination of a Participant's employment with the Company as an Employee for any reason other than a change in the capacity in which the Participant renders service to the Company or a transfer between or among Cato and its Subsidiaries. Unless otherwise determined by the Committee, an Employee shall be considered to have incurred a Termination of Employment if his or her employer ceases to be a Subsidiary. All determinations relating to whether a Participant has incurred a Termination of Employment and the effect thereof shall be made by the Committee in its discretion, including whether a leave of absence shall constitute a Termination of Employment, subject to applicable law.

ARTICLE 3.    ADMINISTRATION

       3.1 AUTHORITY OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have full and exclusive power to select the individuals to whom Awards may from time to time be granted under the Plan; determine the size and types of Awards; determine the terms, restrictions and conditions of Awards in a manner consistent with the Plan (including, but not limited to, the number of shares of Common Stock subject to an Award, vesting or other exercise conditions applicable to an Award, the duration of an Award, whether an Award is intended to qualify as Performance Compensation and restrictions on transferability of an Award and any shares of Common Stock issued thereunder); determine the impact of a Participant's leave of absence on outstanding Awards; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan's administration; delegate administrative responsibilities under the Plan and (subject to the provisions of Article 13) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee, including accelerating the time any Option or SAR may be exercised, waiving restrictions and conditions on Awards and establishing different terms and conditions relating to the effect of a Termination of Employment. The Committee also shall have the absolute discretion to make all other determinations which may be necessary or advisable in the Committee's opinion for the administration of the Plan.

       3.2 DECISIONS BINDING. All determinations, decisions and interpretations made by the Committee pursuant to the provisions of the Plan and all related resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, Cato's stockholders, and Participants and their estates and beneficiaries.

       3.3 INDEMNIFICATION. No member of the Committee shall be liable for any action taken, or decision made, in good faith relating to the Plan or any Award hereunder.

ARTICLE 4.    STOCK SUBJECT TO THE PLAN

       4.1 STOCK AVAILABLE UNDER THE PLAN. Subject to adjustments as provided in Section 4.3, the aggregate number of shares of Common Stock that may be issued pursuant to Awards under the Plan is 900,000 shares. Shares of Common Stock issued under the Plan may be shares of original issuance, shares held in the treasury of Cato or shares purchased in the open market or otherwise. Shares of Common Stock covered by Awards which expire or are forfeited or canceled for any reason or which are settled in cash shall be available for further Awards under the Plan.

       4.2 AWARD LIMITS. Notwithstanding any provision in the Plan to the contrary, the following limitations shall apply:

              (a) INDIVIDUAL OPTION AND SAR LIMIT. No Participant shall be granted, during any one calendar year, Options and/or SARs (whether such SARs may be settled in shares of Common Stock, cash or a combination thereof) covering in the aggregate more than 200,000 shares of Common Stock.

              (b) INDIVIDUAL LIMIT ON OTHER AWARDS. With respect to any Awards other than Options and SARs, no Participant shall be granted, during any one calendar year, such Awards (whether such Awards may be settled in shares of Common Stock, cash or a combination thereof) consisting of, covering or relating to in the aggregate more than 200,000 shares of Common Stock.

       4.3 ADJUSTMENTS. In the event of any change in the number of outstanding shares of Common Stock due to a stock split, stock dividend or similar event, corresponding adjustments shall be made to the maximum number of shares of Common Stock which may be issued under the Plan set forth in Section 4.1, in the number and price of shares of Common Stock subject to outstanding Awards granted under the Plan and, to the extent the Committee so determines, in the number of shares of Common Stock subject to the Award limits set forth in
Section 4.2. In the event of a change in corporate capitalization due to a reorganization, recapitalization, merger, consolidation or similar transaction affecting the Common Stock, the Committee shall make adjustments to the number and kind of shares which may be issued under the Plan and to outstanding Awards as it determines, in its discretion, to be appropriate. In addition, the Committee, in its discretion, shall make such similar adjustments it deems appropriate and equitable in the event of any corporate transaction to which
Section 424(a) of the Code applies or such other event which in the judgment of the Committee necessitates such adjustments. Notwithstanding the foregoing, the number of shares of Common Stock subject to any Award shall always be a whole number and the Committee, in its discretion, shall make such adjustments as are necessary to eliminate fractional shares that may result from any adjustments made pursuant hereto. Except as expressly provided herein, the issuance by Cato of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an outstanding Award. Notwithstanding the foregoing, in no event shall any adjustment be made if such adjustment would cause an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code to fail to so qualify.

ARTICLE 5.    ELIGIBILITY AND PARTICIPATION

       Awards under the Plan may be granted to key Employees of the Company who occupy responsible managerial or professional positions and who have the capability of making a substantial contribution to the success of the Company as determined by the Committee. In determining the individuals to whom such an Award shall be granted and the terms and conditions of such Award, the Committee may take into account any factors it deems relevant, including the duties of the individual, the Committee's assessment of the individual's present and potential contributions to the success of the Company and such other factors as the Committee shall deem appropriate in connection with accomplishing the purposes of the Plan. Subject to the Award limits set forth in Section 4.2, a Participant may be granted more than one Award under the Plan.

ARTICLE 6.    STOCK OPTIONS

       6.1 STOCK OPTIONS. Subject to the provisions of the Plan, the Committee may grant Options upon the following terms and conditions:

              (a) AWARD AGREEMENT. Each grant of an Option shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. The Award Agreement shall specify the number of shares of Common Stock to which the Option pertains, whether the Option is an ISO or a NSO, the Option Price, the term of the Option, the conditions upon which the Option shall become vested and exercisable, and such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. ISOs may be granted only to Employees of Cato or a Subsidiary.

              (b) OPTION PRICE. The Option Price per share of Common Stock shall be determined by the Committee, but shall not be less than the Fair Market Value per share of Common Stock on the date of grant of the Option. In the case of an ISO granted to a Ten Percent Stockholder, the Option Price per share of Common Stock shall not be less than 110% of the Fair Market Value per share of Common Stock on the date of grant of the Option. Notwithstanding the foregoing, an Option may be granted with an Option Price per share of Common Stock less than that set forth above if such Option is granted pursuant to an assumption of, or substitution for, another option in a manner satisfying the provisions of
Section 424(a) of the Code.

              (c) EXERCISE OF OPTIONS. An Option shall be exercisable in whole or in part (including periodic installments) at such time or times, and subject to such restrictions and conditions, as the Committee shall determine. Except as otherwise provided in the Award Agreement, the right to purchase shares of Common Stock under the Option that become exercisable in periodic installments shall be cumulative so that such shares of Common Stock (or any part thereof) may be purchased at any time thereafter until the expiration or termination of the Option.

              (d) OPTION TERM. The term of an Option shall be determined by the Committee, but in no event shall an Option be exercisable more than ten years from the date of its grant or in the case of any ISO granted to a Ten Percent Stockholder, more than five years from the date of its grant.

              (e) TERMINATION OF EMPLOYMENT. Except to the extent an Option remains exercisable as provided below or as otherwise set forth in the Award Agreement, an Option shall immediately terminate upon the Participant's Termination of Employment with the Company for any reason.

                     (i) DEATH, DISABILITY OR RETIREMENT. In the event that a Participant incurs a Termination of Employment as a result of the Participant's death, Disability or Retirement, then an outstanding Option granted to the Participant may be exercised by the Participant (or, in the case of the Participant's death, the person(s) to whom the Participant's rights to exercise the Option passed by will or the laws of descent and distribution, or the executor or administrator of the Participant's estate, as applicable), to the same extent the Option was exercisable as of such Termination of Employment, for up to one year from such Termination of Employment, but in no event after the expiration of the term of the Option as set forth in the Award Agreement.

                     (ii) OTHER TERMINATIONS WITHOUT CAUSE. In the event that a Participant incurs a Termination of Employment for any reason other than Cause or his death, Disability or Retirement, then an outstanding Option granted to the Participant may be exercised by the Participant (or, in the case of the Participant's death, the person(s) to whom the Participant's rights to exercise the Option passed by will or the laws of descent and distribution, or the executor or administrator of the Participant's estate, as applicable), to the same extent the Option was exercisable as of such Termination of Employment, for up to 90 days following such Termination of Employment, but in no event after the expiration of the term of the Option as set forth in the Award Agreement.

              (f) ISO LIMITATION. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of the shares of Common Stock with respect to which ISOs are exercisable for the first time during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000 or such other applicable limitation set forth in Section 422 of the Code or any regulations thereunder, such ISOs shall be treated as NSOs. The determination of which ISOs shall be treated as NSOs generally shall be based on the order in which such ISOs were granted and shall be determined by the Committee in accordance with applicable rules and regulations.

              (g) PAYMENT. Options shall be exercised by the delivery of a written notice of exercise to Cato (or its delegate), specifying the number of shares of Common Stock with respect to which the Option is to be exercised, accompanied by the aggregate Option Price for the shares of Common Stock. The aggregate Option Price shall be payable to Cato in full in cash or cash equivalent acceptable to Cato, or if approved by the Committee, by tendering previously acquired shares of Common Stock (or delivering a certification of ownership of such shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the shares of Common Stock either were purchased on the open market or have been held by the Participant for a period of at least six months (unless such six-month period is waived by the Committee)), a combination of the foregoing, or by any other means which the Company determines to be consistent with the Plan's purpose and applicable law (including the tendering of Awards having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, as determined by the Committee).

              (h) TRANSFER RESTRICTIONS. Options generally may not be sold, transferred, pledged, assigned, alienated, hypothecated or disposed of in any manner other than by will or the laws of descent and distribution, and Options generally shall be exercisable during the Participant's lifetime only by the Participant (or, to the extent permitted by applicable law, the Participant's guardian or legal representative in the event of the Participant's legal incapacity). Notwithstanding the foregoing, the Committee, in its absolute discretion, may permit a Participant to transfer NSOs, in whole or in part, for no consideration to (i) one or more Family Members; (ii) a trust in which Family Members have more than 50% of the beneficial interest; (iii) a foundation in which Family Members (or the Participant) control the management of assets; or (iv) any other entity in which Family Members (or the Participant) own more than 50% of the voting interests; or may permit a transfer of NSOs under such other circumstances as the Committee shall determine; provided that in all cases, such transfer is permitted under applicable tax laws and Rule 16b-3 of the Exchange Act as in effect from time to time. In all cases, the Committee must be notified in advance in writing of the terms of any proposed transfer to a permitted transferee and such transfers may occur only with the consent of and subject to the rules and conditions imposed by the Committee. The transferred NSOs shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable immediately prior to the transfer (including the provisions of the Plan and Award Agreement relating to the expiration or termination of the NSOs). The NSOs shall be exercisable by the permitted transferee only to the extent and for the periods specified herein and in any applicable Award Agreement.

              (i) NO STOCKHOLDER RIGHTS. No Participant shall have any rights as a stockholder with respect to shares of Common Stock subject to the Participant's Option until the issuance of such shares to the Participant pursuant to the exercise of such Option.

ARTICLE 7.    STOCK APPRECIATION RIGHTS

       7.1 GRANTS OF SARS. Subject to the provisions of the Plan, the Committee may grant SARs upon the following terms and conditions:

              (a) AWARD AGREEMENT. Each grant of a SAR shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. The Award Agreement shall specify the number of shares of Common Stock to which the SAR pertains, the term of the SAR, the conditions upon which the SAR shall become vested and exercisable, and such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. The Committee may grant SARs in tandem with or independently from Options.

              (b) INITIAL VALUE OF SARS. The Committee shall assign an initial value to each SAR, provided that the initial value may not be less than the aggregate Fair Market Value on the date of grant of the shares of Common Stock to which the SAR pertains.

              (c) EXERCISE OF SARS. A SAR shall be exercisable in whole or in part (including periodic installments) at such time or times, and subject to such restrictions and conditions, as the Committee shall determine. Notwithstanding the foregoing, in the case of a SAR that is granted in tandem with an Option, the SAR may be exercised only with respect to the shares of Common Stock for which its related Option is then exercisable. The exercise of either an Option or a SAR that are granted in tandem shall result in the termination of the other to the extent of the number of shares of Common Stock with respect to which such Option or SAR is exercised.

              (d) TERM OF SARS. The term of a SAR granted independently from an Option shall be determined by the Committee, but in no event shall such a SAR be exercisable more than ten years from the date of its grant. A SAR granted in tandem with an Option shall have the same term as the Option to which it relates.

              (e) TERMINATION OF EMPLOYMENT. In the event that a Participant incurs a Termination of Employment, the Participant's SARs shall terminate in accordance with the provisions specified in Article 6 with respect to Options.

              (f) PAYMENT OF SAR VALUE. Upon the exercise of a SAR, a Participant shall be entitled to receive (i) the excess of the Fair Market Value on the date of exercise of the shares of Common Stock with respect to which the SAR is being exercised, over (ii) the initial value of the SAR on the date of grant, as determined in accordance with Section 7.1(b) above. Notwithstanding the foregoing, the Committee may specify in an Award Agreement that the amount payable upon the exercise of a SAR shall not exceed a designated amount. At the Committee's discretion, the amount payable as a result of the exercise of a SAR may be settled in cash, shares of Common Stock of equivalent value, or a combination of cash and Common Stock. A fractional share of Common Stock shall not be deliverable upon the exercise of a SAR, but a cash payment shall be made in lieu thereof.

              (g) NONTRANSFERABILITY. Except as otherwise provided by the Committee, SARs granted under the Plan may not be sold, transferred, pledged, assigned, alienated, hypothecated or disposed of in any manner other than by will or the laws of descent and distribution, and SARs shall be exercisable during the Participant's lifetime only by the Participant (or, to the extent permitted by applicable law, the Participant's guardian or legal representative in the event of the Participant's legal incapacity).

              (h) NO STOCKHOLDER RIGHTS. No Participant shall have any rights as a stockholder of Cato with respect to shares of Common Stock subject to a SAR until the issuance of shares (if any) to the Participant pursuant to the exercise of such SAR.

ARTICLE 8.    RESTRICTED STOCK AND RESTRICTED STOCK UNITS

       8.1 GRANTS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS. Subject to the provisions of the Plan, the Committee may grant Restricted Stock and/or Restricted Stock Units upon the following terms and conditions:

              (a) AWARD AGREEMENT. Each grant of Restricted Stock or Restricted Stock Units shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. The Award Agreement shall specify the number of shares with respect to which the Restricted Stock or Restricted Stock Units are granted, the Restricted Period, the conditions upon or the time at which the Restricted Period shall lapse, whether the Award is intended to be Performance Compensation and such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

              (b) PURCHASE PRICE. The Committee shall determine the purchase price, if any, to be paid for each share of Restricted Stock or each Restricted Stock Unit, subject to such minimum consideration as may be required by applicable law.

              (c) NONTRANSFERABILITY. Except as otherwise set forth in the Award Agreement, shares of Restricted Stock and Restricted Stock Units may not be sold, transferred, pledged, assigned, alienated, hypothecated or disposed of in any manner until the end of the Restricted Period applicable to such shares and the satisfaction of any and all other conditions prescribed by the Committee.

              (d) OTHER RESTRICTIONS. The Committee may impose such conditions and restrictions on the grant, vesting or retention of Restricted Stock and Restricted Stock Units as it determines, including but not limited to restrictions based upon the occurrence of a specific event, continued service for a period of time or other time-based restrictions, or the achievement of financial or other business objectives (including the Performance Goals described in Section 11.2). The Committee may provide that such restrictions may lapse separately or in combination at such time or times and with respect to all shares of Restricted Stock and Restricted Stock Units or in installments or otherwise as the Committee may deem appropriate.

              (e) SETTLEMENT OF RESTRICTED STOCK UNITS. After the expiration of the Restricted Period and all conditions and restrictions applicable to Restricted Stock Units have been satisfied or lapsed, the Participant shall be entitled to receive the then Fair Market Value of the shares of Common Stock with respect to which the Restricted Stock Units were granted. Such amount shall be paid in cash, shares of Common Stock or a combination thereof as determined by the Committee.

              (f) SECTION 83(B) ELECTION. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to Restricted Stock, the Participant shall be required to promptly file a copy of such election with the Company as required under Section 83(b) of the Code.

              (g) TERMINATION OF EMPLOYMENT. Notwithstanding anything herein to the contrary and except as otherwise determined by the Committee, in the event of the Participant's Termination of Employment prior to the expiration of the Restricted Period, all shares of Restricted Stock and Restricted Stock Units with respect to which the applicable restrictions have not yet lapsed shall be forfeited.

              (h)    STOCKHOLDER RIGHTS.

                     (i) RESTRICTED STOCK. Except to the extent otherwise provided by the Committee, a Participant that has been granted Restricted Stock shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends, if and when declared by the Board of Directors, provided, that the Committee may require that any cash dividends shall be automatically reinvested in additional shares of Restricted Stock.

                     (ii) RESTRICTED STOCK UNITS. A Participant shall have no voting or other stockholder rights or ownership interest in shares of Common Stock with respect to which Restricted Stock Units are granted. Notwithstanding the foregoing, if the Board of Directors declares a dividend with respect to the Common Stock, the Committee may, in its discretion, determine that Participants receive dividend equivalents with respect to their Restricted Stock Units. The Committee may determine the form of such dividend equivalents, which may include cash or Restricted Stock Units.

                     (iii) ADJUSTMENTS AND DIVIDENDS SUBJECT TO PLAN. With respect to any shares of Restricted Stock or Restricted Stock Units received as a result of adjustments under Section 4.3 hereof and also any shares of Common Stock, Restricted Stock or Restricted Stock Units that result from dividends declared on the Common Stock, the Participant shall have the same rights and privileges, and be subject to the same restrictions, as are set forth in this
Article 8 except to the extent the Committee otherwise determines.

              (i) ISSUANCE OF RESTRICTED STOCK. A grant of Restricted Stock may be evidenced in such manner as the Committee shall deem appropriate, including without limitation, book-entry registration or the issuance of a stock certificate (or certificates) representing the number of shares of Restricted Stock granted to the Participant, containing such legends as the Committee deems appropriate and held in custody by Cato or on its behalf, in which case the grant of Restricted Stock shall be accompanied by appropriate stop-transfer instructions to the transfer agent for the Common Stock, until (1) the expiration or termination of the Restricted Period for such shares of Restricted Stock and the satisfaction of any and all other conditions prescribed by the Committee or (2) the forfeiture of such shares of Restricted Stock. The Committee may require a Participant to deliver to Cato a stock power, endorsed in blank, relating to the shares of Restricted Stock to be held in custody by or for Cato.

ARTICLE 9.    STOCK AWARDS

       The Committee may grant other types of Stock Awards that involve the issuance of shares of Common Stock or that are valued by reference to shares of Common Stock, including but not limited to the grant of shares of Common Stock or the right to acquire or purchase shares of Common Stock. Stock Awards shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. The Award Agreement shall specify the number of shares of Common Stock to which the Stock Award pertains, the form in which the Stock Award shall be paid, whether the grant, vesting or payment with respect to the Stock Award is intended to be Performance Compensation, and such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

ARTICLE 10.   INCENTIVE BONUS AWARDS

       10.1 INCENTIVE BONUS AWARDS. The Committee may grant an Incentive Bonus Award upon the following terms and conditions:

              (a) GENERAL. The Committee shall establish the parameters for the Incentive Bonus Award, including, as it deems appropriate, target and maximum amounts that may be payable; the

Performance Goals and other criteria that must be met and the Performance Period during which such Performance Goals and other criteria will be measured; the formula or basis by which the actual amount of the Incentive Bonus shall be determined; the timing of payment of any Incentive Bonus; whether such amount shall be paid in lump sum or installments; any forfeiture events that may apply; whether the Incentive Bonus Award is intended to be Performance Compensation; and such other terms and conditions that the Committee deems appropriate, and, in the case of an Incentive Bonus Award intended to be Performance Compensation, all of the foregoing shall be subject to Article 11 below and compliance with
Section 162(m) of the Code and regulations thereunder.

              (b) COVERED EMPLOYEES. Unless otherwise determined by the Committee, all Incentive Bonuses granted to Covered Employees are intended to qualify as Performance Compensation.

              (c) TIMING AND FORM OF PAYMENT. The Committee shall determine the timing of payment of any Incentive Bonus. Subject to such terms and conditions as the Committee shall determine, the Committee may provide for or permit a Participant to elect the payment of an Incentive Bonus to be deferred. Incentive Bonuses shall be paid in cash to the Participant (or, in the event of the Participant's death, to the Participant's estate).

              (d) TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY OR RETIREMENT. In the event that the Participant incurs a Termination of Employment prior to the end of an applicable bonus period designated by the Committee due to the Participant's death, Disability or Retirement, the Participant shall be eligible to receive the prorated amount of the Incentive Bonus (if any) for which the Participant otherwise would have eligible at the end of the Performance Period in the absence of such Termination of Employment. Such prorated amount shall be determined by multiplying the Incentive Bonus the Participant otherwise would have been paid by a fraction, the numerator of which is the number of full months during the Performance Period prior to the Participant's Termination of Employment and the denominator of which is the number of months in the Performance Period. For this purpose, a partial month shall be counted as a full month only if the Participant's Termination of Employment occurred on or after the 15th day of such month.

              (e)    CONDITIONS ON PAYMENT. Except as otherwise provided in
Section 10.1(d) above or as otherwise provided by the Committee, payment of an Incentive Bonus will be made to a Participant only if the Participant has not incurred a Termination of Employment prior to the time of payment. If an Incentive Bonus is intended to be Performance Compensation, the payment of such Incentive Bonus shall also be subject to written certification of the Committee pursuant to Section 11.3 below. In all events, the Committee may, in its discretion, reduce or eliminate the amount payable to any Participant in each case based upon such factors as the Committee may deem relevant.

              (f) MAXIMUM PAYMENT. Notwithstanding anything herein to the contrary, the maximum amount that may paid per calendar year to a Participant pursuant to an Incentive Bonus Award shall be $2,000,000.

ARTICLE 11.   PERFORMANCE COMPENSATION

       11.1 PERFORMANCE COMPENSATION. Awards that the Committee intends to be Performance Compensation shall be granted and administered in a manner that will enable such Awards to qualify for the performance-based exemption from the deductibility limitation imposed by Section 162(m) of the Code. Such Performance Compensation shall be subject to the following additional terms and conditions and the provisions of this Article 11 shall control to the extent inconsistent with Articles 8, 9 and 10.

       11.2 PERFORMANCE GOALS. With respect to Performance Compensation, the Committee must establish in writing one or more Performance Goals for the Participant that are objectively determinable (i.e., such that a third party with knowledge of the relevant facts could determine whether the goals have been met). Such Performance Goals must be established in writing by the Committee within 90 days after the beginning of the Performance Period (or, if earlier, by the date on which 25% of the Performance Period has elapsed) or within such other time period prescribed by Section 162(m) of the Code and the regulations thereunder; provided, that achievement of the Performance Goals must be substantially uncertain at the time they are established. The Performance Goals shall be based on one or more of the following, as determined in the sole discretion of the
Committee: stock price; earnings per share; net earnings; operating or other earnings; net profits after taxes; revenues; net cash flow; financial return ratios; stockholder return; return on equity; return on investment; return on net assets; debt rating; sales; expense reduction levels; growth in assets, sales, or market share; or strategic business objectives based on meeting specified revenue goals, market penetration goals, customer satisfaction goals, geographic business expansion goals, cost targets, or goals relating to acquisitions or divestitures. Performance Goals may be based on the performance of Cato, based on the Participant's division, business unit or employing Subsidiary, based on the performance of one or more divisions, business units or Subsidiaries, based on the performance of the Company as a whole, or based on any combination of the foregoing. Performance Goals may be either absolute in their terms or relative. Performance Goals may provide for the inclusion or exclusion of items such as the effect of unusual charges or income items or other events, including acquisitions or dispositions of businesses or assets, restructurings, reductions in force, or changes in accounting principles or tax laws. The Committee also may establish subjective Performance Goals for Participants, provided that subjective Performance Goals may be used only to reduce, and not increase, the Performance Compensation otherwise payable under the Plan.

       11.3 PAYMENT. Prior to the vesting, payment or delivery, as the case may be, of Performance Compensation, the Committee shall certify in writing the extent to which the applicable Performance Goals and any other material terms of the Performance Compensation have been achieved or exceeded for the applicable Performance Period. In no event may the Committee waive achievement of the Performance Goal requirements for a Covered Employee except as provided in
Section 11.4 below or as otherwise provided in Article 12 with respect to a Change in Control. The Committee may, in its discretion, reduce or eliminate the Performance Compensation of any Covered Employee based upon such factors as the Committee may deem relevant, but shall not increase the amount payable to any Covered Employee.

       11.4 WAIVER. The Committee may provide with respect to an Award intended to be Performance Compensation that if, prior to the end of the Performance Period, the Participant incurs a Termination of Employment due to his Death or Disability, or certain other circumstances specified by the Committee occur, a Participant shall be eligible to still receive such Performance Compensation in whole or in part, but the Committee may so provide only if such Award will still qualify as Performance Compensation in the absence of the Participant's death or Disability or such other specified circumstance prior to the end of the Performance Period.

       11.5 CODE SECTION 162(M). The Committee shall have the power to impose such other restrictions on Performance Compensation as it may deem necessary or appropriate to ensure that such Performance Compensation satisfy all requirements for "performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations thereunder.

ARTICLE 12.   CHANGE IN CONTROL

       12.1 TREATMENT OF OPTIONS AND SARS. Notwithstanding any other provision of the Plan, all outstanding Options and SARs shall become fully vested and exercisable immediately upon a Change in Control. In addition, the Committee may
(i) require Participants to surrender their outstanding Options and SARs in exchange for a cash payment from the Company equal to the excess of the Change in Control Price (as defined below) for each share of Common Stock subject to such outstanding Options and SARs over the Option Price or Initial Value (in the case of a SAR); (ii) offer Participants an opportunity to exercise their outstanding Options and SARs and then provide that any or all unexercised Options and SARs shall terminate at such time as the Committee deems appropriate; or (iii) in the event of a Change in Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), provide that all outstanding Options and SARs that are not exercised shall be assumed, or replaced with comparable Options or SARs, as the case may be, by the surviving corporation (or a parent or subsidiary thereof). For purposes of this Section, "Change in Control Price" means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock reported on the New York Stock Exchange Composite Index (or other principal securities exchange on which the Common Stock is listed or on Nasdaq, if applicable) during the 60-day period ending on the date of the Change in Control; or (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price paid per share of Common Stock in such transaction, provided that to the extent the consideration paid in any such transaction consists of anything other than cash, the fair value of such non-cash consideration shall be determined in the sole discretion of the Board. Notwithstanding the foregoing, in the case of ISOs or SARs that relate to ISOs, the Change in Control Price shall be in all cases the Fair Market Value of the Common Stock on the date such ISO or SAR is deemed exercised as the result of its surrender (but in no event more than the amount that will enable such ISO to continue to qualify as an ISO).

       12.2 TREATMENT OF RESTRICTED STOCK, RESTRICTED STOCK UNITS AND STOCK AWARDS. Notwithstanding any other provision of the Plan, all Restricted Stock, Restricted Stock Units and Stock Awards (other than those that have been designated as Performance Compensation) shall be deemed vested, all restrictions shall be deemed lapsed, all terms and conditions shall be deemed satisfied and the Restricted Period with respect thereto shall be deemed to have ended upon a Change in Control.

       12.3 TREATMENT OF INCENTIVE BONUSES AND PERFORMANCE COMPENSATION. All Incentive Bonuses and Performance Compensation earned but still outstanding as of the date of the Change in Control shall be payable in full immediately upon a Change in Control. Any remaining Incentive Bonuses and Performance Compensation shall be accelerated and immediately vested, paid or delivered, as the case may be, on a pro rata basis upon a Change in Control based upon assumed achievement of all target Performance Goals and the length of time within the Performance Period that has elapsed prior to the Change in Control.

       12.4 LIMITATION ON ACCELERATION. In the event that the acceleration, vesting, payment or delivery of Awards an amount payable, vesting or shares, when added to all other amounts payable to a Participant, would constitute an "excess parachute payment" within the meaning of Sections 280G and 4999 of the Code, the Compensation Committee may, in its discretion, adjust, reduce or prohibit acceleration of such Awards in any manner it deems appropriate to lessen or avoid the excise tax that otherwise may be payable under Section 4999 of the Code.

ARTICLE 13.   AMENDMENT, SUSPENSION AND TERMINATION

       13.1 AMENDMENT, SUSPENSION AND TERMINATION OF PLAN. The Board may at any time, and from time to time, amend, suspend or terminate the Plan in whole or in part; provided, that no amendment, suspension or termination shall be effective unless approved by Cato's stockholders (a) to the extent stockholder approval is necessary to satisfy the applicable requirements of the Code (including, but not limited to, Sections 162(m) and 422 thereof), the Exchange Act or Rule 16b-3 thereunder, any New York Stock Exchange, Nasdaq or other securities exchange listing requirements or any other law or regulation; (b) if such amendment is intended to allow the Option Price of outstanding Options to be reduced by repricing or replacing such Options; or (c) to the extent the Board determines, in its discretion, that stockholder approval is desirable even if such stockholder approval is not expressly required by the Plan or applicable law or regulation. Unless sooner terminated by the Board, the Plan shall terminate ten years from the date the Plan is adopted by the Board. No further Awards may be granted after the termination of the Plan, but the Plan shall remain effective with respect to any outstanding Awards previously granted. No amendment, suspension or termination of the Plan shall adversely affect in any material way the rights of a Participant under any outstanding Award without the Participant's consent.

       13.2 AMENDMENT OF AWARDS. Subject to Section 13.1 above, the Committee may at any time amend the terms of an Award previously granted to a Participant, but no such amendment shall adversely affect in any material way the rights of the Participant without the Participant's consent except as otherwise provided in the Plan.

ARTICLE 14.   WITHHOLDING

       14.1 TAX WITHHOLDING IN GENERAL. The Company shall have the power and the right to deduct or withhold from cash payments or other property to be paid to the Participant, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising in connection with an Award under this Plan. The Company shall not be required to issue any shares of

Common Stock or settle any Awards payable hereunder until such withholding requirements have been satisfied.

       14.2 SHARE WITHHOLDING AND REMITTANCE. With respect to withholding required upon the exercise of Options, or upon any other taxable event arising as a result of Awards granted hereunder which are to be paid in the form of shares of Common Stock, the Company may withhold from an Award, or the Participant may remit, subject to applicable law (including Rule 16b-3 under the Exchange Act), shares of Common Stock having a Fair Market Value on the date the tax is to be determined of no more than the minimum statutory total tax which could be imposed on the transaction. All such elections shall be made in accordance with procedures established by the Committee and/or the Company. Notwithstanding the foregoing, the Committee and/or the Company shall have the right to restrict a Participant's ability to satisfy tax obligations through share withholding as they may deem necessary or appropriate.

ARTICLE 15.   GENERAL PROVISIONS

       15.1 FORFEITURE EVENTS. The Committee may provide in an Award Agreement that a Participant's rights, payments and benefits with respect to an Award (including but not limited to gains recognized upon the exercise of an Option or SAR) shall be subject to reduction, forfeiture or recoupment by the Company upon the occurrence of certain events, including but not limited to Termination of Employment for Cause, breach of confidentiality or other restrictive covenants that apply to the Participant, engaging in competition against the Company or other conduct or activity by the Participant that is detrimental to the business or reputation of the Company.

       15.2 RESTRICTIONS ON STOCK OWNERSHIP/LEGENDS. The Committee, in its discretion, may establish guidelines applicable to the ownership of any shares of Common Stock acquired pursuant to the exercise of an Option or SAR or in connection with any other Award under this Plan as it may deem desirable or advisable, including, but not limited to, time-based or other restrictions on transferability regardless of whether or not the Participant is otherwise vested in such Common Stock. All stock certificates representing shares of Common Stock issued pursuant to this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable and the Committee may cause any such certificates to have legends affixed thereto to make appropriate references to any applicable restrictions.

       15.3 NO EMPLOYMENT RIGHTS. Nothing in the Plan or any Award Agreement shall confer upon any Participant any right to continue in the employ or service of the Company nor interfere with or limit in any way the right of the Company to terminate any Participant's employment by, or performance of services for, the Company at any time for any reason.

       15.4 NO PARTICIPATION RIGHTS. No person shall have the right to be selected to receive an Award under this Plan and there is no requirement for uniformity of treatment among Participants.

       15.5 UNFUNDED PLAN. To the extent that any person acquires a right to receive Common Stock or cash payments under the Plan, such right shall be only contractual in nature unsecured by any assets of the Company. The Company shall not be required to segregate any specific funds, assets or other property with respect to any Awards under this Plan.

       15.6 RESTRICTIONS ON TRANSFERABILITY. Except as otherwise provided herein or in an Award Agreement, no Award or any shares of Common Stock subject to an Award which have not been issued, or as to which any applicable restrictions have not lapsed, may be sold, transferred, pledged, assigned, alienated, hypothecated or disposed of in any manner. Any attempt to transfer an Award or such shares of Common Stock in violation of the Plan or an Award Agreement shall relieve the Company from any obligations to the Participant thereunder.

       15.7 REQUIREMENTS OF LAW. The granting of Awards and the issuance of shares of Common Stock under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. With respect to Participants who are subject to Section 16 of the Exchange Act, this Plan is intended to comply with all provisions of Rule 16b-3 or any successor rule under the Exchange Act, unless determined otherwise by the Committee, and the Committee may, in its discretion, impose additional terms and restrictions upon Awards to ensure compliance with the foregoing.

       15.8 APPROVALS AND LISTING. The Company shall not be required to grant, issue or settle any Awards or issue any certificate or certificates for shares of Common Stock under the Plan prior to (a) obtaining any required approval from the stockholders of the Company; (b) obtaining any approval from any governmental agency which Cato shall, in its discretion, determine to be necessary or advisable; (c) the admission of such shares of Common Stock to listing on any national securities exchange on which the Common Stock may be listed; and (d) the completion of any registration or other qualification of such shares of Common Stock under any state or federal law or ruling or regulation of any governmental body which Cato shall, in its sole discretion, determine to be necessary or advisable. Cato may require that any recipient of an Award make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement. Notwithstanding the foregoing, Cato shall not be obligated at any time to file or maintain a registration statement under the Securities Act of 1933, as amended, or to effect similar compliance under any applicable state laws with respect to the Common Stock that may be issued pursuant to this Plan.

       15.9 COMPLIANCE WITH CODE SECTION 162(M). It is intended that the Plan comply fully with and meet all of the requirements of Section 162(m) of the Code with respect to Options and SARs granted hereunder. At all times when the Committee determines that compliance with the performance-based compensation exception under Section 162(m) of the Code is required or desired, all Performance Compensation granted under this Plan also shall comply with the requirements of Section 162(m) of the Code, and the Plan must be resubmitted to the stockholders of Cato as necessary to enable Performance Compensation to qualify as performance-based compensation thereunder (which rules currently require that the stockholders reapprove the Plan no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the Plan). In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Award or Awards under the Plan, the Committee may make any adjustments it deems appropriate. The Committee may, in its discretion, determine that it is advisable to grant Awards that shall not qualify as "performance-based compensation" and may grant Awards without satisfying the requirements of Section 162(m) of the Code.

       15.10 OTHER CORPORATE ACTIONS. Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, but not by way of limitation, the right of the Company to adopt other compensation or bonus arrangements or the right of Cato to authorize any adjustment, reclassification, reorganization, or other change in its capital or business structure, any merger or consolidation of Cato, the dissolution or liquidation of Cato, or any sale or transfer of all or any part of its business or assets.

       15.11 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein shall also include the feminine, and the plural shall include the singular and the singular shall include the plural.

       15.12 SEVERABILITY. The invalidity or unenforceability of any particular provision of this Plan or an Award hereunder shall not affect the other provisions thereof, and the Committee may elect in its discretion to construe such invalid or unenforceable provision in a manner which conforms to applicable law or as if such provision was omitted.

       15.13 GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all Award Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of North Carolina (excluding the principles of conflict of law thereof).

                                                                      APPENDIX C

                              THE CATO CORPORATION
                        1999 INCENTIVE COMPENSATION PLAN

                                    ARTICLE I

                            PURPOSE AND TERM OF PLAN

       1.1 PURPOSE. The purposes of this The Cato Corporation 1999 Incentive Compensation Plan (the "Plan") are to (1) align the interests of participating employees of The Cato Corporation ("Cato") and its Related Companies (the "Company") with the interests of Cato's shareholders by reinforcing the relationship between participants' rewards and shareholder value; (2) encourage equity ownership in Cato by participants; and (3) provide an incentive to participants for continuous employment with the Company.

       1.2 TERM. This Plan will be effective as of August 26, 1999, subject to the Plan's approval by the shareholders of Cato at the 2000 annual shareholders meeting. No Awards shall be exercisable or payable before such shareholder approval of the Plan, except that an Award made for calendar year 1999 shall be payable prior to such shareholder approval to the extent the payment of such Award does not result in such Award not being deductible by the Company for tax purposes by reason of Section 162(m) of the Code. Awards shall not be granted under this Plan after July 31, 2004.

                                   ARTICLE II

                                   DEFINITIONS

       2.1 "1987 Plan" shall mean The Cato Corporation 1987 Non-Qualified Stock Option Plan.

       2.2 "Award" means any form of Stock Option, share of Restricted Stock or cash bonus granted under the Plan to a Participant by the
              Committee.

       2.3    "Base Salary" shall have the meaning set forth in Section 8.2.

       2.4    "Bonus Formula" shall have the meaning set forth in Section 8.3.

       2.5 "Bonus Period" means the one-year periods, or such other periods as the Committee may select, over which the attainment of one or more Performance Goals will be measured for purposes of determining a Participant's right to an Award under the Bonus Award Program.

       2.6    "Cato" shall have the meaning set forth in Section 0.

       2.7    "Change in Control" of the Company means:

       (a) an acquisition (other than directly from the Company) by a Person (as defined below) (excluding the Company or an employee benefit plan of the Company or an entity controlled by the Company's shareholders) that results in such Person beneficially owning shares of the Company's voting securities with total voting power exceeding the total voting power of the Company's voting securities beneficially owned by the current holders of the Company's Class B Common Stock and persons who would be "Permitted Transferees" as such term is defined in the Company's certificate of incorporation.

       (b) a merger, consolidation or sale of all or substantially all of the Company's assets or stock (collectively a "Business Combination") other than a Business Combination in which the shareholders of the Company, as a group, receive stock having fifty percent (50%) or more of the aggregate voting power in the entity resulting from the Business Combination.

Notwithstanding the foregoing, a transaction in which Participant is a material participant in the acquiring Person or entity effecting the transaction shall not constitute a Change in Control with respect to such

Participant. For the purpose of this paragraph, the term "beneficially owned" shall have the meaning set forth in Rule l3d-3 promulgated under the Securities Exchange Act of 1934, and the term "Person" shall have the meaning set forth in Sections 3(a)(2) and 13(d)(3) of the Exchange Act.

       2.8 "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

       2.9    "Committee" shall have the meaning set forth in Section 0.

       2.10   "Common Stock" shall have the meaning set forth in Section 3.1

       2.11   "Company" has the meaning set forth in Section 0.

       2.12 "Covered Employee" means an Employee who is a "covered employee" within the meaning of Section 162(m) of the Code.

       2.13 "Disability" means the inability of a Participant to perform the essential functions of the Participant's job due to injury or physical or mental illness, which inability lasts for 60 or more days.

       2.14 "Effective Date" means the date an Award is determined to be effective by the Committee upon its grant of such Award. In the case of Stock Options, the Effective Date shall be the date of grant.

       2.15 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

       2.16   "Key Employee" has the meaning set forth in Article IV.

       2.17 "Negative Discretion" means the discretion authorized by the Plan to be applied by the Committee in determining the size of a Bonus Award if, in the Committee's sole judgment, such application is appropriate. Negative Discretion may only be used by the Committee to eliminate or reduce the size of an Award.

       2.18 "Participant" means any Key Employee who for a Bonus Period has been selected to participate in the Bonus Program pursuant to Article VIII or who has been selected for an Award of a Stock Option or Restricted Stock pursuant to this Plan.

       2.19 "Performance Criteria" means the one or more criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Bonus Period. The Performance Criteria that will be used to establish such Performance Goal(s) shall be limited to the following: net profit after taxes, return on assets, return on shareholder's equity, return on capital, net earnings, operating earnings (any of which may be calculated with respect to the Company or any subsidiary or division), earnings per share and trading price of the Common Stock.

       2.20 "Performance Goal" means, for a Bonus Period, or with respect to Restricted Stock, the one or more goals established by the Committee based upon the Performance Criteria. The Committee is authorized at any time during the first 25% of a Bonus Period, or at any time thereafter (but only to the extent the exercise of such authority thereafter would not cause the Awards granted to the Covered Employees for the Bonus Period to fail to qualify as "performance-based compensation" under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Bonus Period in order to prevent the dilution or enlargement of the rights of Participants, (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; and (c) in view of the Committee's assessment of the business strategy of the Company, performance of comparable organizations, economic and business conditions and any other circumstances deemed relevant.

       2.21   "Plan" shall have the meaning set forth in Section 0.

       2.22 "Related Companies" means any company during any period in which it is a "parent company" (as that term is defined in Section 424(e) of the Code) with respect to the Company, or a "subsidiary corporation" (as that term is defined in Code Section 424(f) of the Code) with respect to Cato.

       2.23 "Restricted Stock" means Common Stock subject to restrictions of the type referred to in Section 6.3 awarded to a Key Employee pursuant to this Plan.

       2.24 "Restriction Period" means, with respect to an Award of Restricted Stock, the period specified by the Committee during which the Restricted Stock is subject to a risk of forfeiture or the Participant's rights to the Restricted Stock are otherwise restricted.

       2.25 "Retirement" means a termination of employment from the Company on or after reaching age 65 or such other termination of employment from the Company after age 60 specifically approved by the Committee, in its sole discretion, as a "Retirement."

       2.26 "Stock Option" means an Award granted to a Key Employee in the form of an option to purchase Common Stock pursuant to this Plan.

       2.27 "Trading Price" means, with respect to any day, the average of the high and low sale prices of the Company's Common Stock, as reported on the NASDAQ national market system (or on the primary securities exchange on which the Common Stock is then traded).

                                   ARTICLE III

                             SHARES SUBJECT TO PLAN

       3.1 AVAILABLE SHARES. Shares of stock which may be issued under the Plan shall be authorized and unissued shares of Class A and Class B common stock of Cato ("Common Stock"). The maximum number of shares of Common Stock which may be issued under the Plan shall be 1,000,000, subject to adjustment as set forth in this Article III.

       3.2    ADJUSTMENT TO SHARES.

       (a) IN GENERAL. The provisions of this Subsection 3.2(a) are subject to the limitation contained in Subsection 3.2(b). If there is any change in the number of outstanding shares of Common Stock through the declaration of stock dividends, stock splits or the like, the number of shares available for Awards, the shares subject to any Award and the option prices or exercise prices of Awards shall be automatically adjusted. If there is any change in the number of outstanding shares of Common Stock through any change in the capital account of Cato, or through a merger, consolidation, separation (including a spin-off or other distribution of stock or property), reorganization (whether or not such reorganization comes within the meaning of such term in Section 368(a) of the
Code) or partial or complete liquidation, the Committee shall make appropriate adjustments in the maximum number of shares of Common Stock that may be issued under the Plan and any adjustments and/or modifications to outstanding Awards as it, in its sole discretion, deems appropriate. In event of any other change in the capital structure or in the Common Stock, the Committee shall also be authorized to make such appropriate adjustments in the maximum number of shares of Common Stock available for issuance under the Plan and any adjustments and/or modifications to outstanding Awards as it, in its sole discretion, deems appropriate. If the Company effects a dissolution or liquidation of the Company or a merger or a consolidation that involves a Change in Control of the Company, then (i) the restrictions on any outstanding Restricted Stock will lapse and such Restricted Stock will become unrestricted Common Stock, and (ii) each outstanding Stock Option will terminate, provided that each optionee shall, in such event, have the right immediately prior to such dissolution, liquidation, merger or consolidation, to exercise his option in whole or in part without regard to any installment or waiting period provision contained in his option.

       (b) COVERED EMPLOYEES. In no event shall the Award to any Participant who is a Covered Employee be adjusted pursuant to Subsection 3.2(a) to the extent it would cause such Award to fail to qualify as "performance-based compensation" under Section 162(m) of the Code.

                                   ARTICLE IV

                                   ELIGIBILITY

       Participants in the Plan shall be selected by the Committee from the executive officers and other key employees of the Company who occupy responsible managerial or professional positions and who have the capability of making a substantial contribution to the success of the Company ("Key Employees"). In making this selection and in determining the form and amount of awards, the Committee shall consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to the Company and past and potential contributions to the Company's profitability and sound growth.

                                    ARTICLE V

                               PLAN ADMINISTRATION

       5.1 ADMINISTRATION OF PLAN BY COMMITTEE. The Plan shall be administered by a committee of two or more members of the Board of Directors of Cato selected by the Board (the "Committee"), as constituted from time to time.

       5.2    AUTHORITY OF COMMITTEE.

       (a) The Committee shall have the authority, in its sole discretion and from time to time, to:

              (i) designate the Key Employees eligible to participate in the Plan;

              (ii) grant Awards provided in the Plan in such form and amount as the Committee shall determine;

              (iii) impose such terms, limitations, restrictions and conditions upon any such Award as the Committee shall deem appropriate, including but not limited to an acceleration of the vesting and lapsing of the restrictions of such Award upon a change in control of the ownership of Cato; and

              (iv) interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, correct any default, supply any omission and construe any ambiguity in the Plan, accelerate the vesting, exercise or payment of any Award when such action would be in the best interest of the Company and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan.

       (b) The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan, including without limitation its construction of the terms of the Plan and its determination of eligibility for participation and Awards under the Plan. The decisions and determinations of the Committee and its action with respect to the Plan shall be final, binding and conclusive upon all persons having or claiming to have any right or interest in or under the Plan.

       (c) No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

       5.3 SECTION 162(M) OF THE CODE. With regard to all Covered Employees, the Plan shall, for all purposes, be interpreted and construed in accordance with Section 162(m) of the Code.

       5.4 DELEGATION BY COMMITTEE. Except to the extent prohibited by applicable law or the rules of an applicable stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be resolved by the Committee at any time.

                                   ARTICLE VI

                                 FORMS OF AWARDS

       6.1 IN GENERAL. Awards under the Plan may be in the form of any one or more of the following:

(a)    Stock Options as described in Section 6.2;

(b)    Restricted Stock, as described in Section 6.3; and

(c)    Cash, as set forth in Article VIII.

       6.2    STOCK OPTIONS.

       (a) NON-QUALIFIED STOCK OPTIONS. Stock Options shall be issued in the form of non-qualified stock options (Stock Options that are not intended to qualify as incentive stock options under the provisions of Section 422 of the Internal Revenue Code of 1986). The price at which Common Stock may be purchased upon exercise of a Stock Option shall be not less than 100% of the Trading Price of a share of Common Stock on the Effective Date of the Stock Option Award, or the next preceding trading day if such date was not a trading date.

       (b) TERMS AND CONDITIONS OF STOCK OPTIONS. A Stock Option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. All Stock Options shall expire not later than 10 years after the Effective Date of the grant. The Committee may, by way of an award notice or otherwise, establish such other terms, conditions, restrictions, and limitations, if any, of any Award of Stock Options, provided they are not inconsistent with the Plan.

       (c) MAXIMUM AWARD OF STOCK OPTIONS PER YEAR PER PARTICIPANT. Notwithstanding any provision contained in the Plan to the contrary, the maximum number of shares of Common Stock for which Stock Options may be granted under this Plan to any Participant in any calendar year is 200,000.

       (d) EXERCISE. Upon exercise, the option price of a Stock Option may be paid in cash, shares of Common Stock, a combination of the foregoing, or such other consideration as the Committee may deem appropriate. The Committee shall establish appropriate methods for accepting Common Stock, whether Restricted or unrestricted, and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a Stock Option. Subject to Section 10.12, the Committee may permit a Participant to elect to pay the option price upon the exercise of a Stock Option by authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire option price and any tax withholding resulting from such exercise. The Committee may permit a Participant to satisfy any amounts required to be withheld under the applicable Federal, state and local tax laws in effect from time to time, by electing to have the Company withhold a portion of the shares of Common Stock to be delivered for the payment of such taxes.

       6.3    RESTRICTED STOCK.

       (a) RESTRICTED STOCK. Restricted Stock is an Award of shares of Common Stock that is subject to a risk of forfeiture or other restriction on ownership as may be established by the Committee at the time the Award is made.

       (b) RESTRICTIONS. Each Award of Restricted Stock shall be subject to such conditions, restrictions and contingencies as the Committee shall determine. These may include continuous service and the achievement of Performance Goals. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes, with the measurement based on absolute Company or business unit performance or on performance as compared with that of other publicly-traded companies. If the right to become vested in an Award of Restricted Stock is conditioned on the completion of a specified period of service with the Company and the Related Companies, without achievement of Performance Goals or other objectives being required as a condition of the Award or the vesting thereof, then the required period of service for vesting shall be not less than three years (subject to acceleration of vesting, to the extent permitted by the Committee, in the event of the Participant's death, disability, change in control or involuntary termination).

       (c) MAXIMUM AWARD OF RESTRICTED STOCK PER YEAR PER PARTICIPANT. Notwithstanding any provision contained in the Plan to the contrary, the maximum number of shares of Restricted Stock that may be granted under this Plan to any Participant in any calendar year is 200,000.

                                   ARTICLE VII

                  AWARDS OF STOCK OPTIONS AND RESTRICTED STOCK

       7.1 GRANTS OF STOCK OPTIONS AND RESTRICTED STOCK. Subject to the limitations set forth in Article VI, the Committee may award Stock Options and Restricted Stock pursuant to this Plan from time to time as it shall determine.

                                  ARTICLE VIII

                                CASH BONUS AWARDS

       8.1 GENERAL. The Compensation Committee may establish a Performance Goal or Goals for a Key Employee, and may award a cash bonus to such Key Employee based on the attainment of such Performance Goal or Goals. With respect to each Key Employee selected by the Committee to be eligible to receive a bonus award pursuant to this Plan, the Committee will establish the relevant Bonus Period. The entitlement of any Participant to payment of a Bonus Award for such Bonus Period shall be decided solely in accordance with the provisions of this
Article VIII. Moreover, designation of a Key Employee as a Participant for a particular Bonus Period shall not require designation of such Key Employee as a Participant in any subsequent Bonus Period, and designation of one Key Employee as a Participant shall not require designation of any other Key Employee as a Participant in such Bonus Period or in any other Bonus Period. All of the Bonus Awards issued under this Plan to Covered Employees are intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

       8.2 CALCULATION OF BASE SALARY. For purposes of determining the bonus to be awarded with respect to a Bonus Period, the Participant's Base Salary for any Bonus Period shall be the Participant's base salary as of the last day of such Bonus Period.

       8.3 PROCEDURE FOR DETERMINING AWARDS. Within the first 25% of a Bonus Period, the Committee shall establish in writing, with respect to each Participant, the specific Performance Criteria that will be used to establish the Performance Goal(s) for such Bonus Period and a Bonus Formula detailing the Bonus Award for each Participant depending on the extent to which such Performance Goals are attained.

       8.4 FORM OF PAYMENT OF BONUS AWARD. Bonus Awards shall be paid in cash. The Committee may provide for deferred payment of all or a portion of the cash bonus, and may further condition the right to receive deferred amounts on the achievement of other Performance Goals, or on continued employment, or otherwise.

       8.5    PAYMENT OF AWARDS.

       (a) CONDITION TO RECEIPT OF AWARDS. Except as provided in Section 8.6, or as otherwise provided by the Compensation Committee, a Participant must be employed by the Company on the last day of a Bonus Period and at the time of Bonus Payment to be eligible for a Bonus Award for such Bonus Period.

       (b) CERTIFICATION. Following the completion of a Bonus Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Bonus Period have been achieved and, based on the application of the Bonus Formula, shall calculate and certify in writing for each Participant the Bonus Award earned for the Bonus Period.

       (c) NEGATIVE DISCRETION. In determining the size of an individual Bonus Award to be paid for a Bonus Period, the Committee may, through the use of Negative Discretion, reduce or eliminate the amount of the Bonus Award that would otherwise result from application of the Bonus Formula for the Bonus Period if, in its sole discretion, such reduction or elimination is appropriate.

       (d) TIMING OF AWARD PAYMENTS. Subject to any deferred payment provisions established by the Committee pursuant to Section 8.4, the Bonus Awards granted by the Committee for a Bonus Period shall be paid to Participants reasonably soon after the certifications set forth in Section 8.5(b).

       8.6 TERMINATION OF EMPLOYMENT DURING BONUS PERIOD. In the event the employment of a Participant in a Bonus Period terminates because of death, Disability or Retirement prior to the last day of a Bonus Period, the Participant shall receive, if Awards are payable for such Bonus Period, a pro rata Bonus Award. The amount of the pro rata Bonus Award shall be determined by multiplying the Bonus Award the Participant would have otherwise been paid if he or she had been a Participant for the full Bonus Period by a fraction, the numerator of which is the number of full months he or she was a Participant during such Bonus Period and the denominator of which is the number of months in the Bonus Period. For purposes of this calculation, a partial month of participation shall: (1) be treated as a full month of participation to the extent a Participant is a Participant in the Bonus Period for 15 or more days of such month; and (2) not be taken into consideration to the extent the Participant is a Participant in the Bonus Period for less than 15 days of such month. In the event of Disability or Retirement, the pro rata Bonus Award shall be paid directly to the Participant and, in the event of death, to the Participant's estate.

       8.7 MAXIMUM AWARD PAYABLE. Notwithstanding any provision contained in the Plan to the contrary, the maximum Bonus Award payable to any Participant for any Bonus Period is $1,250,000.

                                   ARTICLE IX

                    TERMINATION OF EMPLOYMENT OF PARTICIPANT

       9.1 TERMINATION BECAUSE OF DEATH, DISABILITY OR RETIREMENT. Except as otherwise provided by the Committee with respect to a specific Award, if a Key Employee's employment with the Company terminates because of death, Disability or Retirement, then issued and outstanding Stock Options and shares of Restricted Stock awarded to such Participant pursuant to this Plan (whether or not then held by the Participant) shall be treated as follows:

       (a) RESTRICTED STOCK. In the event of the termination of employment of a Participant because of death, Disability or Retirement, the unexpired Restriction Period(s) with respect to a portion (the "Retained Portion") of each Award of Restricted Stock shall lapse, and such portion of the Restricted Stock will become unrestricted Common Stock. With respect to each such Award of Restricted Stock, the Retained Portion shall be a percentage of the entire Award, such percentage to be determined by dividing

(i) the number of whole months that have elapsed from the beginning of the Restriction Period by (ii) the number of whole months in the entire Restriction Period.

       (b) STOCK OPTIONS. On the date of a Participant's termination of employment with the Company because of death, Disability or Retirement, Stock Options awarded to the Participant under this Plan shall remain exercisable for a period of no more than one year after the date of such Participant's termination (but in no event beyond the original expiration date of such Stock Option), but otherwise shall be subject to all other restrictions and limitations of such Stock Option.

       9.2 TERMINATION FOR ANY REASON OTHER THAN DEATH, DISABILITY OR RETIREMENT. Except as otherwise provided by the Committee with respect to a specific Award, upon the termination of Participant's employment by reason other than Death, Disability or Retirement, issued and outstanding Stock Options and Stock Rights awarded to a Participant (whether or not then held by the Participant) shall be treated as follows:

       (a) RESTRICTED STOCK. Upon a Participant's termination of employment during an unexpired Restriction Period for any reason other than death, Disability or Retirement, all outstanding shares of Restricted Stock awarded to such Participant still subject to such unexpired Restriction Period shall be forfeited by the holder.

       (b) STOCK OPTIONS. If a Participant's employment with the Company terminates for any reason other than death, Disability or Retirement, all of the unexercised and outstanding Stock Options awarded to such Participant shall remain exercisable for a period of up to 90 days after the Participant's termination (but not beyond the original expiration date of such Stock Options) to the same extent as they were exercisable on the date of Participant's termination. The remaining portion of the Stock Option shall be forfeited by the holder.

                                    ARTICLE X

                                  MISCELLANEOUS

       10.1 TRANSFERABILITY. Except as provided in Section 10.2, any Award under the Plan will be non-transferable and, accordingly, shall not be assignable, alienable, salable or otherwise transferable by the holder other than by a Participant by will or the laws of descent and distribution.

       10.2 THIRD PARTY EXERCISES. In the event a Participant terminates employment with the Company to assume a position with a governmental, charitable, educational or similar non-profit institution, the Committee may subsequently authorize a third party, including but not limited to a "blind" trust, to act on behalf of and for the benefit of the respective Participant with respect to any outstanding grants held by the Participant subsequent to such termination of employment. If permitted by the Committee, a Participant may designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any distributions under the Plan upon the death of the Participant.

       10.3 WITHHOLDING TAXES. The Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of Common Stock due as a result of such Award, or by permitting the Participant to deliver to the Company shares of Common Stock having a fair-market value (as determined by the Committee) equal to the amount of such required withholding taxes.

       10.4 AMENDMENTS TO AWARDS. The Committee may at any time amend any unexercised, unearned, or unpaid Award, including, but not by way of limitation, Awards earned but not yet paid, to the extent it deems appropriate; provided, however, that any such amendment which, in the opinion of the Committee, is adverse to the Participant shall require the Participant's consent.

       10.5 REGULATORY APPROVALS AND LISTINGS. Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing any Award resulting in the payment of Common Stock prior to (i) the obtaining of any approval from any governmental agent which the Company shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed and (iii) the completion of any registration or other qualification of said shares under any state or Federal law or ruling of any governmental body that the Company shall, in its sole discretion, determine to be necessary or advisable.

       10.6 NO RIGHT TO CONTINUED EMPLOYMENT OR GRANTS. Participation in the Plan shall not give any Key Employee any right to remain in the employ of the Company. Cato, or, in the case of employment with a Related Company, the Related Company, reserves the right to terminate any Employee at any time. Further, the adoption of this Plan shall not be deemed to give any Key Employee or any other individual any right to be selected as a Participant or to be granted an Award.

       10.7 AMENDMENT/TERMINATION. At any time and with or without prior notice the Committee may suspend, terminate or amend the Plan in any manner, but
(1) no such suspension, termination or amendment may revoke or eliminate Awards previously granted to Participants, and (2) with respect to Covered Employees, the Committee may not without shareholder approval adopt any amendment that would require the vote of the shareholders of Cato pursuant to Section 16 of the Exchange Act or Section 162(m) of the Code.

       10.8 NON-UNIFORM DETERMINATIONS. Under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

       10.9 LEAVE OF ABSENCE. The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any Award. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan and (ii) the impact, if any, of any such leave of absence on Awards under the Plan theretofore made to any Participant who takes such leave of absence.

       10.10 GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of North Carolina, except as superseded by applicable federal law.

       10.11 NO RIGHT, TITLE, OR INTEREST IN COMPANY ASSETS. No Participant shall have any rights as a shareholder as a result of participation in the Plan until the date of issuance of a stock certificate. To the extent any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company and the Participant shall not have any rights in or against any specific assets of the Company. All of the Awards granted under the Plan shall be unfunded.

       10.12 SECTION 16 OF THE EXCHANGE ACT. In order to avoid any Exchange Act violations, the Committee may, from time to time, impose additional restrictions upon an Award, including but not limited to, restrictions regarding tax withholdings and restrictions regarding the Participant's ability to exercise Awards under any broker or third-party assisted exercise program.

       10.13 NO GUARANTEE OF TAX CONSEQUENCES. No person connected with the Plan in any capacity, including, but not limited to, Cato and its Related Companies and their directors, officers, agents and employees makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, Federal, state and local income, estate and gift tax treatment, will be applicable with respect to amounts deferred under the Plan, or paid to or for the benefit of a Participant under the Plan, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

       10.14 COMPLIANCE WITH SECTION 162(M). If any provision of the Plan would cause the Awards granted to a Covered Person not to qualify as "performance-based compensation" under Section 162(m) of the Code, that provision, insofar as it pertains to the Covered Person, shall be severed from, and shall be deemed not to be a part of this Plan, but the other provisions hereof shall remain in full force and effect.

       10.15 OTHER BENEFITS. The Committee may establish uniform rules as to the manner in which benefits received by Participants pursuant to this Plan shall be taken into account for purposes of calculating benefits under other benefit plans maintained by the Company.

                                                                      APPENDIX D
                              THE CATO CORPORATION
                      1987 NON-QUALIFIED STOCK OPTION PLAN

                                    ARTICLE I
                             PURPOSE: EFFECTIVE DATE

       1.1 PURPOSE. This 1987 Non-Qualified Stock Option Plan (the "Plan") is intended as an incentive to and to encourage stock ownership by employees of The Cato Corporation (the "Corporation") or its subsidiary corporations (as defined in Section 3.1; the "subsidiaries") so that they may acquire or increase their proprietary interest in the fortunes of the Corporation, and to encourage them to remain as employees of the Corporation or of the Subsidiaries. Options issued pursuant to this Plan shall not constitute incentive stock options within the meaning of Section 422A of the 1986 Internal Revenue Code (the "Code").

       1.2    EFFECTIVE DATE. This Plan is effective on March 9, 1987.

                                   ARTICLE II
                                 ADMINISTRATION

       2.1 ADMINISTRATION. The Plan shall be administered by the Board or, if so resolved by the Board, by a committee (the "Committee") appointed by the Board. If a Committee is appointed, references herein to the Board (with the exception of references to the Board contained in Article II and Sections 4.1(e) and 7.2 hereof) shall mean the Committee unless and to the extent otherwise determined by resolution of the Board.

       2.2 COMMITTEE COMPOSITION AND POWERS. If a Committee is appointed, the Committee shall consist of not less than three persons who shall be members of the Board and shall be subject to such terms and conditions as the Board shall prescribe. A Committee member must be a "disinterested person" (as defined in Section 2.3). Once designated, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, and dissolve the Committee. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In addition, any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. Subject to the provisions of the Plan, to the provisions of the Corporation's By-Laws, and to any terms and conditions prescribed by the Board, the Committee may make such rules and regulations for the conduct of its business as it shall deem advisable. The Committee shall hold meetings at such times and places as it may determine. The interpretation and construction by the Committee of any provisions of the Plan or of any option or Stock Appreciation Rights granted under it shall be final unless otherwise determined by the Board.

       2.3 LIMITATION ON GRANT OF OPTIONS. No grant of an option may be made by the Board unless a majority of the Board in office at the time of the grant are disinterested persons, and no grant shall be made by the Board unless a majority of the directors approving the grant are disinterested persons. If the Board does not have a majority who are disinterested persons, the administration of the Plan must be assigned by the Board to a Committee. Although a committee member must be a disinterested person, a member of the Committee may exercise options (but not Stock Appreciation Rights) granted prior to his becoming a member of the Committee.
       A disinterested person is a person who is not eligible, and at the time he exercises discretion under the Plan has not at any time within a year been eligible, to selection as a person to whom a stock option or Stock Appreciation Rights may be granted under the Plan or any other plan of the Corporation or Subsidiaries entitling the participants therein to acquire stock, stock options or stock appreciation rights of the corporation or of a Subsidiary.

       2.4 GOOD FAITH DETERMINATIONS. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option or Stock Appreciation Rights granted under it.

                                   ARTICLE III
                              ELIGIBILITY AND STOCK

       3.1 ELIGIBILITY. The persons who shall be eligible to receive options shall be such key employees (including officers, whether or not they are directors) of the Company or its Subsidiaries (as that term is defined in
Section 425 of the Code) as the Board shall select from time to time. An optionee may hold more than one option, but only on the terms and subject to the restrictions set forth hereafter.

       3.2 STOCK. The stock subject to the options shall be shares of the Corporation's Class A or Class B Common Stock, per value $0.03-1/3, which shares may be authorized and un-issued shares or issued shares held from time to time by the Corporation as treasury stock (both together hereinafter sometimes called "Capital Stock"). The aggregate number of shares which may be issued under the Plan shall not exceed Three Million Seventy-Five Thousand (3,075,000) shares of Capital Stock. The limitation established by the preceding sentence shall be subject to adjustment as provided in Section 4.1 (e) of the Plan.
       The shares of Capital Stock covered by any option which ceases to be exercisable for any reason other than exercise of the option, exercise of a related Stock Appreciation Right, or surrender as provided in Section 5.1 shall, after the option ceases to be exercisable, be available to be subjected to an option under the Plan.

                                   ARTICLE IV
                         TERMS AND CONDITIONS OF OPTIONS

       4.1 TERMS AND CONDITIONS. Stock options granted pursuant to the Plan shall be authorized by the Board and shall be evidenced by agreements, which agreements shall comply with and be subject to the following terms and conditions:
       (a) NUMBER OF SHARES. Each option shall state the number of shares to which it pertains.
       (b) OPTION PRICE. Each option shall state the option price, which shall not be less than 100% of the fair market value of the shares of Capital Stock of the Corporation on the date of the granting of the option.
       (c) MEDIUM AND TIME OF PAYMENT. Upon the exercise of the option, the option price shall be payable in United States dollars, in cash (including by check) or with shares of the Corporation's Common Stock owned by the optionee or by a combination of cash and such stock. If all or any portion of the option price is paid in stock owned by the optionee, that stock shall be valued at its fair market value as of the date the option is exercised.
       (d) TERM AND EXERCISE OF OPTIONS. The term of each option shall be determined by the Board, except that no option may be exercisable after the expiration of a maximum of ten (10) years from the date it is granted unless otherwise expressly authorized by the Board. Not less than ten (10) shares may be purchased at any one time unless the number purchased is the total number at the time purchasable under the option. During the lifetime of the optionee, the option shall be exercisable only by him and shall not be assignable or transferable by him, and no other person shall acquire any rights therein. An option may be transferred (unless the Board otherwise prescribes) by will or the laws of descent or distribution. If an optionee's employment with the Corporation is terminated for cause, the optionee's option shall terminate automatically and shall not be exercisable.
       (e) RECAPITALIZATION; REORGANIZATION. Subject to any required action by the stockholders, the number of shares of Capital Stock covered by each outstanding option, and the price per share of each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Capital Stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Capital Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation.
       Subject to any required action by the stockholders, if the Corporation shall be the surviving corporation in an merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares of Capital Stock subject to the option would have been entitled. A dissolution or liquidation of the Corporation or a merger or a consolidation in which the Corporation is not the surviving corporation, other than a merger effected for the purpose of changing the Corporation's domicile, shall cause each outstanding option to t erminate, provided that each optionee shall, in such event, have the right immediately prior to such dissolution, liquidation, merger or consolidation, to exercise his option in whole or in part without regard to any installment or waiting period provision contained in his option. In addition, in the event that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) other than the Corporation commences a tender of exchange offer for the issued and outstanding shares of the Corporation's Common Stock (the "Common Stock") that, if successful, would result in the acquisition by such person of more than 50% of the total voting power of all issued and outstanding Common Stock entitled to vote on the election of directors (when the shares of Common Stock to which such offer extends are aggregated with any other shares of Common Stock owned by such person at the time of commencement of such offer or otherwise acquired by such person during the pendency of such offer), any then outstanding option that is not currently exercisable shall become immediately exercisable without regard to any installment or waiting period provision contained herein or in the agreement evidencing such option. Notwithstanding the acceleration provisions of the two immediately preceding sentences, if a Stock Appreciation Right has been granted to an officer or director in connection with an option, neither the option or the Stock Appreciation Right shall be exercisable within six (6) months after their grant except in the event of death or disability of the optionee.
       In the case of a merger effected for the purpose of changing the Corporation's domicile, each outstanding option shall continue in effect in accordance with its terms and shall apply to the same number of shares of common stock of such surviving corporation as the number of shares of Capital Stock of this Corporation to which it applied immediately prior to such merger, adjusted for any increase or decrease in the number of such shares effected without receipt of consideration by the Corporation.
       In the event of a change in the Capital Stock of the Corporation, which change is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Capital Stock within the meaning of the Plan.
       To the extent that the foregoing adjustments relate to stock or securities of the Corporation, the adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.
       Except as expressly provided in this subsection, the optionee shall have no rights by reason of any subdivision or consolidation of shares of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Capital Stock subject to the option.
       The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.
       (f) RIGHTS AS A STOCKHOLDER. An optionee or a transferee of an option shall have no rights as a stockholder with respect to any shares covered by his option until the date of the issuance of a stock certificate to him for those shares. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in subsection 4.1(e).
       (g) MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Board may modify extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent theretofore exercised) and authorize the granting of new options in substitution therefor (to the extent not theretofore exercised). No modification of an option shall, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted under the Plan.
       (h)    OMITTED.
       (i) TAX WITHHOLDING. As a condition to exercise of the option, the optionee will provide to the Corporation an amount in cash equal to any taxes required to be withheld by the Corporation under federal, state, or local law as a result of exercise of the option or required to be remitted by the Corporation to any such government as a condition to the Corporation's taking a tax deduction for any income recognizable by the optionee as a result of exercise of the option.

       4.2 OTHER PROVISIONS. The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option and the consideration to be received by the Corporation as payment for the stock, as the Board shall deem advisable. (For example, the Board could provide as to any option for a vesting schedule whereunder the optionee would be able to exercise his option as to (for example) one-fourth of his option shares after a period of (for example) one year from the date of grant of the option, another one-fourth after two years, and so on.)

                                    ARTICLE V
                               SURRENDER OF OPTION

       5.1 SURRENDER OF OPTION. In the event an option is exercisable by (a) an optionee following termination of his employment or (b) an optionee's successor in interest following the optionee's death, the Board may in its discretion permit the option to be surrendered, in lieu of exercise, for an amount equal to the difference between the option price and the fair market value of the shares as of the date of surrender. In such event the Corporation shall pay such difference to the optionee or his successor in interest, as the case may be, in shares of the Corporation's Capital Stock which are issuable under this Plan, valued at their fair market value on the date of surrender, or in cash or by a combination thereof, in such proportion and upon such terms and conditions as shall be determined by the Board. The difference between the number of shares subject to the surrendered option and the number of shares, if any, issued upon such surrender shall represent shares which shall not thereafter be available to be made subject to option under this Plan. For purposes of this Section, the date as of which fair market value is to be determined shall be the date the option is surrendered.
       Notwithstanding any other provision of this Plan, surrender of an option under this Section shall be deed for purposes of this Plan to be the exercise of a Stock Appreciation Right and shall be subject to all of the conditions and restrictions contained in Article VI with respect to Stock Appreciation Rights and their exercise.

                                   ARTICLE VI
                            STOCK APPRECIATION RIGHTS

       6.1 GRANT OF STOCK APPRECIATION RIGHTS. The Committee may, in its discretion, from time to time grant Stock Appreciation Rights to employees who are granted options under this Plan. Stock Appreciation Rights shall relate to and be granted only in conjunction with specific options and, if granted, shall be granted at the time of the grant of the related option. Stock Appreciation Rights may be granted with respect to all or a specified portion of the shares covered by the related option. It is contemplated that the Board, in determining whether or not to grant Stock Appreciation Rights relating to an option, will give consideration to the circumstances of the employee and generally will grant Stock Appreciation Rights in connection with options only in those instances where the failure to grant Stock Appreciation Rights might make exercise of an option significantly burdensome to the employee.

       6.2 EXERCISE. Stock Appreciation Rights shall entitle the holder of the related option, upon exercise in whole or in part of the Stock Appreciation Rights, to receive payment in the amount and form determined pursuant to Section 6.3(c). Stock Appreciation Rights may be exercised only at times and to the extent the related option is then exercisable. The exercise of Stock Appreciation Rights shall result in a termination of the Stock Appreciation Rights with respect to the number of shares covered by the exercise and shall further be deemed an exercise of and result in a termination of the related option with respect to the number of shares covered by the exercise.

       6.3 TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with this Plan as shall from time to time be approved by the Committee and to the following additional terms and conditions:

       (a) Stock Appreciation Rights shall be exercisable at such time or times and to the extent, but only to the extent, that the option to which they relate is then exercisable.
       (b) Stock Appreciation Rights granted to officers and directors shall not be exercisable during the first six months after their date of grant except in case of death or disability of the optionee. Such rights shall not be transferable other than by will or by the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by the optionee.
       (c) Upon exercise of Stock Appreciation Rights the optionee shall be entitled to receive therefor payment, in the discretion of the Board, in the form of shares of Capital Stock (rounded down to the next whole number so that no fractional shares are issued), cash or any combination thereof. The amount of such payment shall be equal in value to the difference between the option price per share of the related stock option and the fair market value per share of the shares of Capital Stock of the Corporation on the date the Stock Appreciation Right is exercised multiplied by the number of shares with respect to which the Stock Appreciation Right shall have been exercised. Fair market value shall be determined as of the date of exercise of the Stock Appreciation Right.
       (d) No Stock Appreciation Right may be exercised on a date on which the fair market value (as determined above) of the Corporation's Capital Stock is less than or equal to the option price per share of the related stock option.
       (e) Stock Appreciation Rights granted under this Plan will expire no later than the expiration date of the related stock option.
       (f) Any exercise by an officer or director of the Corporation or any Subsidiary of a Stock Appreciation Right may be made only during the ten-day period beginning on the third business day following the release for publication of any quarterly or annual statement of sales and earnings by the Corporation and ending on the 12th business day following the date of such release, or such other period of time as may be provided under Rule 16b-3 of the Securities and Exchange Commission or successor rule or regulation. "Officer" for the purposes of this subsection shall mean only officers who are subject to Section 16(b) of the Securities Exchange Act of 1934.
       6.4 EFFECT ON RELATED STOCK OPTION. The number of shares with respect to which Stock Appreciation Rights are exercised (rather than the number of shares issued by the Corporation upon such exercise) shall be deemed for the purpose of Section 3.2 to have been issued under a stock option granted pursuant to this Plan and shall not thereafter be available for the granting of further options under the Plan.

                                   ARTICLE VII
                                  MISCELLANEOUS

       7.1 INDEMNIFICATION OF BOARD AND COMMITTEE. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Board or Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding a Board or Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

       7.2 AMENDMENT OR SUSPENSION OF PLAN. The Board may, insofar as permitted by law, from time to time, (a) suspend the right to exercise all options and Stock Appreciation Rights issued under the Plan or (b), with respect to any shares at the time not subject to options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the stockholders, no such revision or amendment shall materially increase the number of shares subject to the Plan; change the designation of the class of persons eligible to receive options; decrease or change the manner of determining the price at which options may be granted; amend this Section; or materially increase the benefits available to persons eligible to receive options under the Plan.

       7.3 RESERVATION OF SHARES. The Corporation during the term of this Plan shall at all times reserve and keep available and will seek or obtain from any regulatory body having jurisdiction any requisite authority in order to issue and sell such number of shares of its Capital Stock as shall be sufficient to satisfy the requirements of the Plan. Inability of the corporation to obtain from any regulatory body having jurisdiction authority deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any shares of its stock hereunder shall relieve the Corporation of any liability in respect of the non-issuance or sale of such stock as to which such requisite authority shall not have been obtained.

       7.4 APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of Capital Stock pursuant to options will be used for general corporate purposes.

       7.5 NO OBLIGATION TO EXERCISE. The granting of an option shall impose no obligation upon the optionee to exercise that option.

       7.6 SECTION REFERENCES. All references in this Plan to a "Section" or "subsection" refer to provisions of this Plan unless otherwise noted.

       7.7 APPROVAL OF STOCKHOLDERS. No option granted pursuant to this Plan may be exercised unless and until the Plan has been approved by the stockholders of the Corporation.

                            ^ FOLD AND DETACH HERE ^
--------------------------------------------------------------------------------

CLASS A COMMON STOCK

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY                         THE CATO CORPORATION

The undersigned hereby appoints John P. Derham Cato, Michael O. Moore, and J. Gregory Fagan, and each of them, with full power of substitution, attorneys and proxies to appear and vote, as indicated below, all of the shares of Class ACommon Stock of The Cato Corporation that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of The Cato Corporation to be held on May 27, 2004, and at any and all adjournments thereof. The Board recommends a vote FOR the following items:

1. ELECTION OF DIRECTORS

      / / FOR all nominees                       / / WITHHOLD AUTHORITY
          except as indicated to the contrary        to vote for all nominees

Nominees: George S. Currin, A.F. (Pete) Sloan

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through that nominee's name in the list provided above.)

2. Proposal to approve The Cato Corporation 2004 Incentive Compensation Plan;

                 / / FOR      / / AGAINST     / / ABSTAIN

3. Proposal to amend the 1999 Incentive Compensation Plan;

                 / / FOR      / / AGAINST     / / ABSTAIN

4. Proposal to amend the 1987 Non-Qualified Stock Option Plan;

                 / / FOR      / / AGAINST     / / ABSTAIN

5. Proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditor for fiscal year ending January 29,2005; and

                 / / FOR      / / AGAINST     / / ABSTAIN

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

                 / / FOR      / / AGAINST     / / ABSTAIN

                            ^ FOLD AND DETACH HERE ^
--------------------------------------------------------------------------------


       THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE,THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS AND "FOR" ELECTION OF ALL NOMINEES FOR DIRECTOR.

       THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND REVOKES ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED.

       PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY SO AS TO INSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.


                                Dated: ___________________________________, 2004

                                ________________________________________________

                                ________________________________________________
                                                    (Signature)

                                Please sign exactly as your name appears hereon. If the holder named hereon is a corporation, partnership or other association, please sign its name and add your name and title. When signing as attorney, executor, administrator, trustee or guardian, please also give your full title. If shares are held jointly, EACH holder should sign.

                            ^ FOLD AND DETACH HERE ^
--------------------------------------------------------------------------------

CLASS B COMMON STOCK

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY                         THE CATO CORPORATION

The undersigned hereby appoints John P. Derham Cato, Michael O. Moore, and J. Gregory Fagan, and each of them, with full power of substitution, attorneys and proxies to appear and vote, as indicated below, all of the shares of Class B Common Stock of The Cato Corporation that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of The Cato Corporation to be held on May 27, 2004, and at any and all adjournments thereof. The Board recommends a vote FOR the following items:

1. ELECTION OF DIRECTORS

      / / FOR all nominees                       / / WITHHOLD AUTHORITY
          except as indicated to the contrary        to vote for all nominees

Nominees: George S. Currin, A.F. (Pete) Sloan

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through that nominee's name in the list provided above.)

2. Proposal to approve The Cato Corporation 2004 Incentive Compensation Plan;

                 / / FOR      / / AGAINST     / / ABSTAIN

3. Proposal to amend the 1999 Incentive Compensation Plan;

                 / / FOR      / / AGAINST     / / ABSTAIN

4. Proposal to amend the 1987 Non-Qualified Stock Option Plan;

                 / / FOR      / / AGAINST     / / ABSTAIN

5. Proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditor for fiscal year ending January 29, 2005; and

                 / / FOR      / / AGAINST     / / ABSTAIN

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

                 / / FOR      / / AGAINST     / / ABSTAIN

                            ^ FOLD AND DETACH HERE ^
--------------------------------------------------------------------------------


       THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE,THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS AND "FOR" ELECTION OF ALL NOMINEES FOR DIRECTOR.

       THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND REVOKES ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED.

       PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY SO AS TO INSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.

                                Dated: ___________________________________, 2004

                                ________________________________________________

                                ________________________________________________
                                                    (Signature)

                                Please sign exactly as your name appears hereon. If the holder named hereon is a corporation, partnership or other association, please sign its name and add your name and title. When signing as attorney, executor, administrator, trustee or guardian, please also give your full title. If shares are held jointly, EACH holder should sign.